UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Cue Biopharma, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION DATED MAY 11, 2026

CUE BIOPHARMA, INC.

40 Guest Street

Boston, Massachusetts 02135

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on Monday, June 1, 2026

Dear Stockholder:

Notice is hereby given that a Special Meeting of Stockholders, or the Special Meeting, of Cue Biopharma, Inc., or the Company, will be held exclusively via the Internet in a virtual meeting format at www.virtualshareholdermeeting.com/CUE2026SM on Monday, June 1, 2026 at 9:00 a.m. Eastern Time for the purpose of considering and voting upon the following matters:

1.

To approve, in accordance with Nasdaq Listing Rules 5635(a), (c), and (d), the issuance of shares of common stock upon the exercise of certain warrants issued by the Company in May 2026 in connection with a licensing transaction and related private placement (Proposal 1);

2.	To approve the Cue Biopharma, Inc. 2026 Stock Incentive Plan (Proposal 2);

3.

To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, Proposal 1 and/or Proposal 2 (Proposal 3); and

4.	To transact such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

Our stockholders of record as of the close of business on May 8, 2026, or the record date, are entitled to participate in and vote at the Special Meeting. To participate in the Special Meeting, including to vote and ask questions, stockholders of record should go to the meeting website at www.virtualshareholdermeeting.com/CUE2026SM, enter the 16-digit control number found on your proxy card or voting instruction form and follow the instructions on the website.

A printed copy of our proxy materials, including this proxy statement and a proxy card, is being mailed to our stockholders on or about    , 2026 and sent by email to our stockholders who have opted for such means of delivery on or about    , 2026.

We encourage all stockholders to attend the Special Meeting online. However, whether or not you plan to attend the Special Meeting online, we encourage you to read the proxy statement and submit your proxy or voting instructions as soon as possible. Please review the instructions on how to vote your shares online during the Special Meeting as described in the proxy statement.

By the Order of the Board of Directors,

/s/ Colin Sandercock
Colin Sandercock
Senior Vice President, General Counsel and Secretary

Boston, Massachusetts

    , 2026

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on June 1, 2026: This proxy statement and the accompanying proxy card or voting instruction form are available online at www.proxyvote.com.

INFORMATION CONCERNING SOLICITATION AND VOTING	1
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2
EQUITY COMPENSATION PLAN INFORMATION	8
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	9
PROPOSAL 1: TO APPROVE, IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(A), (C) AND (D), THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE EXERCISE OF CERTAIN WARRANTS ISSUED BY THE COMPANY IN MAY 2026 IN CONNECTION WITH A LICENSING TRANSACTION AND RELATED PRIVATE PLACEMENT	11
PROPOSAL 2: TO APPROVE THE CUE BIOPHARMA, INC. 2026 STOCK INCENTIVE PLAN	16
PROPOSAL 3: TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO PERMIT FURTHER SOLICITATION OF PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, PROPOSAL 1 AND/OR PROPOSAL 2	32
STOCKHOLDER PROPOSALS FOR OUR 2027 ANNUAL MEETING	33
HOUSEHOLDING OF ANNUAL MEETING MATERIALS	34
OTHER MATTERS	35
APPENDIX A - 2026 STOCK INCENTIVE PLAN	A-1

CUE BIOPHARMA, INC.

40 Guest Street

Boston, Massachusetts 02135

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held on Monday, June 1, 2026

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement contains information about our special meeting of stockholders, or the Special Meeting. The Special Meeting will be held on Monday, June 1, 2026 at 9:00 a.m. Eastern Time. The Special Meeting will be held exclusively via the Internet in a virtual meeting format at www.virtualshareholdermeeting.com/CUE2026SM. There will not be a physical meeting location, and stockholders will not be able to attend the Special Meeting in person. Except where the context otherwise requires, references to “Cue Biopharma,” “the Company,” “we,” “us,” “our” and similar terms refer to Cue Biopharma, Inc. and its consolidated subsidiary. References to our website are inactive textual references only and the contents of our website are not incorporated by reference into this proxy statement.

This proxy statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by our board of directors for use at the Special Meeting and at any adjournment or postponement of the Special Meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions on your proxy, it will be voted in accordance with the recommendations of our board of directors. We are making this proxy statement and the related proxy card available to stockholders for the first time on or about     , 2026.

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Q. Why do I have access to these materials?

A. We have made these proxy materials available to you because our board of directors is soliciting your proxy to vote at the Special Meeting to be held on Monday, June 1, 2026 at 9:00 a.m. Eastern Time, including at any adjournment or postponement of the Special Meeting. As a holder of record of common stock as of the close of business on May 8, 2026, you are invited to attend the Special Meeting online and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under the rules adopted by the SEC and that is designed to assist you in voting your shares.

Q. What is the purpose of the Special Meeting?

A. At the Special Meeting, stockholders will consider and vote on the following matters:

1.

To approve, in accordance with Nasdaq Listing Rules 5635(a), (c), and (d), the issuance of shares of common stock upon the exercise of certain warrants issued by the Company in May 2026 in connection with a licensing transaction and related private placement (Proposal 1);

2.	To approve the Cue Biopharma, Inc. 2026 Stock Incentive Plan (Proposal 2);

3.

To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, Proposal 1 and/or Proposal 2 (Proposal 3); and

4.	To transact such other business that may properly come before the Special Meeting or any postponement or adjournment thereof.

Q. Why is the Special Meeting a virtual, online meeting?

A. The Special Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at the Special Meeting by enabling stockholders to participate from any location around the world. The Special Meeting will be governed by our Rules of Conduct and Procedures which will be posted during the meeting at www.virtualshareholdermeeting.com/CUE2026SM. We have designed the virtual meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.

Q. How do I virtually attend the Special Meeting?

A. Stockholders of record as of the close of business on the record date are entitled to participate in and vote at the Special Meeting. To participate in the Special Meeting, including to vote and ask questions, stockholders of record should go to the meeting website at www.virtualshareholdermeeting.com/CUE2026SM, enter the 16-digit control number found on your proxy card or voting instruction form and follow the instructions on the website. If your shares are held in street name and your voting instruction form indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in and vote at the Special Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, stockholders who hold their shares in street name should contact their bank, brokerage firm or other nominee and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Special Meeting.

The webcast of the Special Meeting will start on Monday, June 1, 2026 at 9:00 a.m. Eastern Time.

Q. Who can vote?

A. Only stockholders of record at the close of business on May 8, 2026, the record date for the Special Meeting, are entitled to vote at the Special Meeting. On this record date, there were     shares of our common stock outstanding. Common stock is our only class of stock outstanding.

Q. How many votes do I have?

A. Each share of our common stock that you own as of the record date, May 8, 2026, entitles you to one vote on each matter that is voted on.

Q. Is my vote important?

A. Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions, choose the way to vote that is the easiest and most convenient for you and cast your vote as soon as possible.

Q. How do I vote?

A. If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, brokerage firm or other nominee, you may vote:

(1) Over the Internet or by Telephone: You may submit your voting instructions by proxy, by phone or via the internet by following the instructions provided in the proxy card. If you vote over the Internet, you do not need to complete and mail your proxy card or vote your proxy by telephone. Your vote must be received by 11:59 p.m. Eastern Time on May 31, 2026 to be counted.

(2) By Mail: To vote using the printed proxy card, simply complete, sign and date the proxy card and return it promptly in the postage prepaid envelope provided to Proxy Tabulator for Cue Biopharma, Inc., Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by mail, you do not need to vote over the Internet or by telephone. If we receive the proxy card no later than May 31, 2026, we will vote your shares as you direct.

(3) Online During the Special Meeting: You may vote by attending the Special Meeting online. Please visit www.virtualshareholdermeeting.com/CUE2026SM and enter the 16-digit control number included in your proxy card.

If your shares are held in “street name,” meaning they are held for your account by a bank, brokerage firm or other nominee, you may vote:

(1) Over the Internet or by Telephone: You will receive instructions from your bank, brokerage firm or other nominee if they permit Internet or telephone voting. You should follow those instructions.

(2) By Mail: You will receive instructions from your bank, brokerage firm or other nominee explaining how you can vote your shares by mail. You should follow those instructions.

(3) Online During the Special Meeting: You must request a legal proxy from your bank, brokerage firm or other nominee in order to vote during the Special Meeting. If you obtain such legal proxy, you may vote by attending the Special Meeting online. Please visit www.virtualshareholdermeeting.com/CUE2026SM and enter the 16-digit control number included in your voting instruction form.

Q. Can I change my vote?

A. If your shares are registered directly in your name, you may revoke your proxy and change your vote by following one of the below procedures:

(1) Vote over the Internet or by telephone as instructed above under “Over the Internet or by Telephone.” Only your latest Internet or telephone vote is counted. You may not change your vote over the Internet or by telephone after 11:59 p.m. Eastern Time, on May 31, 2026.

(2) Sign and complete a new proxy card and send it by mail to Proxy Tabulator for Cue Biopharma, Inc., Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Broadridge must receive the proxy card no later than May 31, 2026. Only your latest dated proxy will be counted.

(3) Virtually attend the Special Meeting online and vote online as instructed above. Attending the Special Meeting alone will not revoke your Internet vote, telephone vote or proxy submitted by mail, as the case may be.

(4) Give our corporate secretary written notice before or at the Special Meeting that you want to revoke your proxy. Such written notice should be sent to Cue Biopharma, Inc., Attention: Secretary, 40 Guest Street, Boston, Massachusetts 02135. Our corporate secretary must receive your notice of revocation no later than May 29, 2026.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your bank, brokerage firm or other nominee. You may also vote virtually at the Special Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from your bank, brokerage firm or other nominee as described in the answer to the question “How do I vote?” above.

Q. Will my shares be voted if I do not return my proxy or do not give specific voting instructions?

A. If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone or by returning your proxy card by mail or online while virtually attending the Special Meeting. If you are a stockholder of record and you submit your proxy or sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the board of directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

If your shares are held in “street name,” your bank, brokerage firm or other nominee may under certain circumstances vote your shares if you do not return your voting instructions. Banks, brokerage firms and other nominees can vote your shares on discretionary matters in the absence of voting instructions from you but they will not be allowed to vote your shares with respect to non-discretionary matters. If you do not return voting instructions to your bank, brokerage firm or other nominee to vote your shares, your bank, brokerage firm or other nominee may, on discretionary matters, either vote your shares or leave your shares unvoted.

Your bank, brokerage firm or other nominee cannot vote your shares on any matter that is not considered discretionary. Proposal 1, Proposal 2 and Proposal 3 are not expected to be considered discretionary matters. If you do not instruct your bank, brokerage firm or other nominee how to vote with respect to these proposals, we expect that your bank, brokerage firm or other nominee may not vote with respect to these proposals. We encourage you to provide voting instructions to your bank, brokerage firm or other nominee. This ensures that your shares will be voted at the Special Meeting according to your instructions. You should receive directions from your bank, brokerage firm or other nominee about how to submit your voting instructions.

When beneficial owners do not provide voting instructions to their banks, brokerage firms or other nominees, this sometimes results in “broker non-votes,” which represent shares held in “street name” by a bank, brokerage firm or other nominee that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. Broker non-votes occur when at least one proposal being submitted to stockholders is a discretionary matter on which banks, brokerage firms or other nominees can vote in the absence of voting instructions. Because we expect all proposals in this proxy statement to be considered non-discretionary, we do not anticipate any broker non-votes in connection with Proposal 1, Proposal 2 or Proposal 3.

Q. May I see a list of stockholders entitled to vote as of the record date?

A. A list of registered stockholders as of the close of business on the record date will be available for examination by any stockholder for any purpose germane to the Special Meeting for a period of 10 days ending on the day before the Special Meeting and also during the Special Meeting by visiting www.virtualshareholdermeeting.com/CUE2026SM and entering the 16-digit control number included in your proxy card.

Q. How many shares must be represented to hold the Special Meeting?

A. A majority of our shares of common stock issued and outstanding at the record date and entitled to vote at the Special Meeting must be present virtually or represented by proxy to hold the Special Meeting. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy card by mail or that are represented virtually at the meeting. Abstentions and broker non-votes, if any, count as present for purposes of establishing a quorum. If a quorum is not present, we expect to adjourn the Special Meeting until we obtain a quorum.

As of the record date, May 8, 2026, approximately     shares of our common stock were issued and outstanding.

Q. What vote is required to approve each matter and how are votes counted?

Proposal 1 - To approve, in accordance with Nasdaq Listing Rules 5635(a), (c), and (d), the issuance of shares of common stock upon the exercise of certain warrants issued by the Company in May 2026 in connection with a licensing transaction and related private placement.

The affirmative vote of a majority of the total votes cast on Proposal 1 will be required for the approval of Proposal 1. If your shares are held by your bank, brokerage firm or other nominee in “street name” and you do not provide voting instructions with respect to your shares, we expect that your bank, brokerage firm or other nominee will not have the authority to vote your shares on Proposal 1. If you ABSTAIN from voting on Proposal 1, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. As a result, a vote to ABSTAIN will have no effect on the outcome of Proposal 1. While we do not anticipate broker non-votes, any broker non-votes would have no effect on the outcome of Proposal 1.

Proposal 2 – To approve the Cue Biopharma, Inc. 2026 Stock Incentive Plan

The affirmative vote of a majority of the total votes cast on Proposal 2 will be required for the approval of Proposal 2. If your shares are held by your bank, brokerage firm or other nominee in “street name” and you do not provide voting instructions with respect to your shares, we expect that your bank, brokerage firm or other nominee will not have the authority to vote your shares on Proposal 2. If you ABSTAIN from voting on Proposal 2, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. As a result, a vote to ABSTAIN will have no effect on the outcome of Proposal 2. While we do not anticipate broker non-votes, any broker non-votes would have no effect on the outcome of Proposal 2.

Proposal 3 - To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, Proposal 1 and/or Proposal 2.

The affirmative vote of the holders of shares representing a majority in voting power of the shares of stock of the Company present virtually or by proxy and entitled to vote on Proposal 3 will be required for the approval of Proposal 3. If your shares are held by your bank, brokerage firm or other nominee in “street name” and you do not provide voting instructions with respect to your shares, we expect that your bank, brokerage firm or other nominee will not have the authority to vote your shares on Proposal 3. If you ABSTAIN from voting on Proposal 3, you are still considered “entitled to vote” on Proposal 3. As a result, a vote to ABSTAIN will have the same effect as a vote AGAINST Proposal 3. While we do not anticipate broker non-votes, any broker non-votes would have no effect on the outcome of Proposal 3.

Q. How does the board of directors recommend that I vote on the proposals?

A. Our board of directors recommends that you vote:

•

FOR the approval, in accordance with Nasdaq Listing Rules 5635(a), (c), and (d), of the issuance of shares of common stock upon the exercise of certain warrants issued by the Company in May 2026 in connection with a licensing transaction and related private placement.

•	FOR the approval of the Cue Biopharma, Inc. 2026 Stock Incentive Plan.

•

FOR the approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, Proposal 1 and/or Proposal 2.

Q. Who will count the votes?

A. The votes will be counted and tabulated by Broadridge Financial Solutions, Inc., and certified by The Carideo Group, our inspector of election.

Q. Will my vote be kept confidential?

A. Your vote will be kept confidential and we will not disclose your vote, unless we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding). The inspector of election will forward any written comments that you make on the proxy card to management without providing your name, unless you expressly request disclosure on the proxy card.

Q. Will any other business be conducted at the Special Meeting or will other matters be voted on?

A. Such other business as may properly come before the Special Meeting or any postponement or adjournment thereof will be conducted at the Special Meeting.

Q. How can I find out the results of the voting at the Special Meeting?

A. We are required to report the voting results from the Special Meeting in a Current Report on Form 8-K to be filed with the SEC within four business days following the date of the Special Meeting.

Q. How do I submit a question at the Special Meeting?

A. You will be able to submit your questions during the Special Meeting by visiting the meeting website at www.virtualshareholdermeeting.com/CUE2026SM, entering the 16-digit control number found on your proxy card or voting instruction form and following the instructions on the website. Our Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized. Our Rules of Conduct and Procedures will be posted during the meeting at www.virtualshareholdermeeting.com/CUE2026SM.

Q. Who is paying the costs of soliciting these proxies?

A. We will pay all of the costs of soliciting proxies. Our directors, officers and other employees may solicit proxies in person or by mail, telephone, fax or email. We will pay our directors, officers and other employees no additional compensation for these services. We will ask banks, brokerage firms and other nominees to forward these proxy materials to their principals and to obtain authority to execute proxies. We may reimburse them for their expenses. We may also utilize the assistance of third parties in connection with our proxy solicitation efforts, and we would compensate such third parties for their efforts. We have engaged one such third party, Alliance Advisors, to assist in the solicitation of proxies and provide related advice and informational support, for service fees of up to approximately $25,000. Alliance Advisors may solicit proxies by mail, telephone, email and in person.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information on the Company’s equity compensation plans as of December 31, 2025. As of December 31, 2025, we had three equity compensation plans: our 2025 Stock Incentive Plan, our 2016 Omnibus Incentive Plan and our 2016 Non-Employee Equity Incentive Plan, each of which was approved by our stockholders. All outstanding awards relate to shares of our common stock. We have also made inducement awards to certain new hires, which awards were not approved by our stockholders. The information in the table below has been retroactively adjusted to reflect the impact of the 1-for-30 reverse stock split of our common stock effected on April 23, 2026.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities Remaining available for future issuance under equity compensation plans (excluding securities outstanding) (1)
Equity compensation plans approved by security holders	418,416	$117.98	12,170
Equity compensation plans not approved by security holders (2)	6,667	31.80	N/A

Total	425,082	$116.70	12,170

(1)	As of December 31, 2025, all 187,398 shares of our common stock available for issuance were under the 2025 Stock Incentive Plan.
(2)

Represents inducement stock option award granted to an employee in accordance with Nasdaq Listing Rule 5635(c)(4), with an exercise price equal to the closing price of our common stock on the date of grant and vesting vest over two years, in four equal installments beginning six months from the date of grant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our voting stock as of May 5, 2026 by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

The percentage of shares beneficially owned is computed on the basis of 3,943,676 shares of our common stock outstanding as of May 5, 2026. Accordingly, the security ownership described herein reflects the impact of the 1-for-30 reverse stock split of our common stock effected on April 23, 2026. The number of shares beneficially owned by each stockholder is determined under rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options or other rights held by such person that are currently exercisable or will become exercisable within 60 days of May 5, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed stockholders is Cue Biopharma, Inc. at 40 Guest Street, Boston, Massachusetts 02135. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Shares of Common Stock Owned	Shares Underlying Options (1)	Shares Underlying Warrants (1)	Number of Shares Beneficially Owned	Percentage of Class
Directors and Named Executive Officers
Usman Azam (2)	—	—	—	—	*
Daniel R. Passeri (3)	5,486	66,129	—	71,615	1.79%
Lucinda Warren (4)	—	141,677	—	141,677	3.47%
Colin Sandercock	571	20,466	—	21,037	*
Matteo Levisetti (5)	308	19,916	—	20,224	*
Pasha Sarraf	10,795	671	—	11,466	*
Jill Broadfoot	—	536	—	536	*
Pamela Garzone	—	2,959	—	2,959	*
Peter A. Kiener	12	2,891	—	2,903	*
Shao-Lee Lin (6)	327,537	—		327,537	8.31%
Frank Morich	933	2,931	—	3,864	*
Patrick Verheyen	272	2,959	—	3,231	*
Directors and Executive Officers as a group (9 persons)	345,914	266,968	—	612,882	14.56%
Five Percent Stockholders
Affiliates of Bleichroeder LP (7)	166,575	—	252,636	419,211	9.99%

*	Less than 1%

(1)	These columns represent shares of common stock underlying options and warrants, respectively, that are acquirable within 60 days of May 5, 2026.

(2)	Dr. Azam resigned from his role as President and Chief Executive Officer and as a member of our board of directors in March 2026.

(3)

Mr. Passeri retired from his role as Chief Executive Officer in September 2025. The shares of common stock underlying options indicated above as beneficially owned by Mr. Passeri reflect acceleration of vesting in connection with Mr. Passeri’s retirement.

(4)	Ms. Warren resigned from her role as Interim President and Chief Executive Officer in April 2026 and from all other roles and employment in May 2026.

(5)	Dr. Levisetti’s employment with us as Chief Medical Officer terminated in November 2025.

(6)	Dr. Lin was appointed as our President and Chief Executive Officer and as a director effective as of April 30, 2026.

(7)

Bleichroeder LP, a Delaware limited partnership, holds through its affiliates, including 21 April Fund, L.P. and 21 April Fund, Ltd.: (i) 166,575 shares of common stock, (ii) warrants to purchase 10,209 shares of common stock, with a 4.99% limit on the exercise of such warrants, (iii) warrants to purchase 127,562 shares of common stock, with a 9.99% limit on the exercise of such warrants and (iv) pre-funded warrants to purchase 262,614 shares of common stock, with a 9.99% limit on the exercise of such warrants. Bleichroeder LP is a subsidiary of Bleichroeder Holdings LLC, a Delaware limited liability company. Bleichroeder LP is prohibited from exercising the warrants and pre-funded warrants it beneficially owns, if, as a result of any exercise of such warrants, Bleichroeder LP would beneficially own more than 4.99% or 9.99%, as applicable, of the total number of shares of common stock then issued and outstanding immediately after giving effect to any such exercise, which we refer to as the Beneficial Ownership Limitations. The shares reported under “Shares of Common Stock Owned,” “Shares Underlying Warrants” and “Number of Shares Beneficially Owned” consist of (i) 166,575 shares of common stock and (ii) 252,636 shares of common stock issuable upon the exercise of warrants, and do not include 147,749 shares of common stock issuable upon the exercise of the warrants due to the application of the Beneficial Ownership Limitations. The address for Bleichroeder Holdings LLC and Bleichroeder LP is 1345 Avenue of the Americas, 47th Floor, New York, NY 10105. For information regarding Bleichroeder LP and Bleichroeder Holdings LLC and the shares of common stock held, we have relied on the Schedule 13G filed with the SEC on March 21, 2025, as well as information otherwise known to us.

PROPOSAL 1:

TO APPROVE, IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(A), (C), AND (D), THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE EXERCISE OF CERTAIN WARRANTS ISSUED BY THE COMPANY IN MAY 2026 IN CONNECTION WITH A LICENSING TRANSACTION AND RELATED PRIVATE PLACEMENT

General

We are seeking stockholder approval, in accordance with Nasdaq Listing Rules 5635(a), (c), and (d), of the issuance of shares of our common stock upon the exercise of certain warrants issued by us in May 2026 in connection with a licensing transaction and related private placement, as described in further detail below.

The information set forth in this Proposal 1 is qualified in its entirety by reference to the full text of (i) the securities purchase agreement, dated as of April 30, 2026, or the Ascendant Purchase Agreement, by and between us and Ascendant Health Sciences Ltd., or the Licensor, (ii) the securities purchase agreement, dated April 30, 2026, or the Securities Purchase Agreement, by and between us and certain accredited investors, or the Investors, (iii) the form of pre-funded warrant to purchase common stock issued to the Licensor, (iv) the form of pre-funded warrant to purchase common stock issued to the Investors, and (v) the form of warrant to purchase common stock issued to the Investors, each of which is attached as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2026. Stockholders are urged to carefully read these documents and such Current Report on Form 8-K describing the licensing transaction and related private placement.

If our stockholders approve this proposal, we may issue up to an aggregate of 4,642,632 shares of common stock pursuant to the warrant exercises discussed herein, which includes (i) up to 551,724 shares of common stock upon the exercise of the Initial Closing Pre-Funded Warrants (as defined below) issued pursuant to the Ascendant Purchase Agreement, (ii) up to 2,727,272 shares of common stock upon the exercise of the Pre-Funded Warrants (as defined below) issued pursuant to the Securities Purchase Agreement, and (iii) up to 1,363,636 shares of common stock upon the exercise of the Warrants (as defined below) issued pursuant to the Securities Purchase Agreement.

Licensing Transaction

On April 30, 2026, we entered into the License Agreement with the Licensor. Pursuant to the terms of the License Agreement, and subject to certain rights retained by the Licensor, the Licensor granted to us: (i) the exclusive and sublicensable rights to develop, manufacture, commercialize and otherwise exploit the Licensor’s anti-IgE monoclonal antibody known as Ascendant-221 (formerly known as UB-221), which we refer to, together with certain related molecules, as the Licensed Molecules, and products containing a Licensed Molecule, which we refer to collectively as the Licensed Products, throughout the world (except the mainland of China, Hong Kong, Macau and Taiwan, or the Ascendant Territory), which we refer to as the Cue Territory, for any and all uses; and (ii) the non-exclusive and sublicensable rights to manufacture the Licensed Molecules and Licensed Products in the Ascendant Territory solely for the purposes of developing and commercializing the Licensed Molecules and Licensed Products in the Cue Territory. As consideration for the rights granted to us by the Licensor, we agreed to pay the Licensor $15.0 million as the upfront payment, up to an aggregate of $676.5 million in additional potential milestone payments, and tiered royalty payments (at percentages ranging from high single-digit to low double-digit) on future net sales of Licensed Products. The additional milestone payments include $5.0 million upon the completion of manufacturing technology transfer, $6.5 million upon the completion of data and know-how transfer, up to $205.0 million upon the achievement of specified development and regulatory milestone events, including upon receipt of threshold data from a specified Phase 2 clinical trial, and up to $460.0 million upon the achievement of specified commercial milestone events. In the event we grant a sublicense of our rights under the License Agreement within the first 18 months after the effective date of the License Agreement, certain sublicensing revenues received by us will be shared with the Licensor at specified percentages between 20% and 40% for a period of up to 18 months after the effective date. In addition, in the event of a specified change of control transaction with respect to us within the first 18 months after the effective date of the License Agreement, certain milestone payments will accelerate, in an amount up to $215.0 million.

In connection with the execution of the License Agreement, on April 30, 2026, we also entered into the Ascendant Purchase Agreement with the Licensor. Pursuant to the terms of the Ascendant Purchase Agreement, in an initial closing that occurred on May 4, 2026, or the Initial Closing, we issued to the Licensor pre-funded warrants to purchase up to 551,724 shares of our common stock as partial consideration for the license and rights granted under the License Agreement. We refer to these pre-funded warrants issued to the Licensor at the Initial Closing as the Initial Closing Pre-Funded Warrants.

The Initial Closing Pre-Funded Warrants have an exercise price of $0.001 per share and will become exercisable, on a cashless basis or, in certain circumstances, a cash basis, at any time after we receive approval from our stockholders to issue the underlying shares of common stock in accordance with the applicable listing rules of The Nasdaq Stock Market, including Nasdaq Listing Rule 5635, and prior to ten years from the date the Initial Pre-Closing Warrants are issued. In certain circumstances, upon a fundamental transaction (as described in the Initial Closing Pre-Funded Warrants), the Licensor will be entitled to receive, upon exercise of the Initial Closing Pre-Funded Warrants, the kind and amount of securities, cash or other property that the Licensor would have received had it exercised such Initial Closing Pre-Funded Warrants immediately prior to the fundamental transaction; provided, however, that in the event of a fundamental transaction where the consideration consists solely of cash, solely of marketable securities or a combination thereof, the Initial Closing Pre-Funded Warrants will be deemed to be exercised in full in a cashless exercise effective immediately prior to and contingent upon the consummation of such fundamental transaction.

Pursuant to the Ascendant Purchase Agreement, we have agreed to use commercially reasonable efforts to, within 30 days from the Initial Closing, enter into voting and support agreements with stockholders holding shares representing approximately 20% of our outstanding common stock, pursuant to which such stockholders will agree to vote in favor of this Proposal 1.

Private Placement

On April 30, 2026, we entered into the Securities Purchase Agreement with the Investors. Pursuant to the terms of the Securities Purchase Agreement, we issued to the Investors (i) pre-funded warrants to purchase an aggregate of up to 2,727,272 shares of our common stock, or the Pre-Funded Warrants, and (ii) accompanying warrants to purchase an aggregate of up to 1,363,636 shares of our common stock (or, in certain circumstances, pre-funded warrants to purchase common stock in lieu thereof), or the Warrants, at a price of $11.00 per Pre-Funded Warrant and accompanying Warrant. The exercise price of the Pre-Funded Warrants is $0.001 per share, and the exercise price of the Warrants is $11.00 per share.

The private placement closed on May 4, 2026. We received aggregate gross proceeds of approximately $30 million, before deducting placement agent fees and offering expenses, and aggregate net proceeds of approximately $28 million, after deducting placement agent fees, in connection with the private placement. We expect to use the net proceeds from the private placement to advance our clinical pipeline, including the acquisition and development of Ascendant-221, for working capital, and for other general corporate purposes.

The Pre-Funded Warrants will be exercisable, on a cashless basis, at any time after we receive approval from our stockholders to issue the shares of common stock underlying the Pre-Funded Warrants and the Warrants in accordance with the applicable listing rules of The Nasdaq Stock Market, including Nasdaq Listing Rule 5635. The Pre-Funded Warrants do not have an expiration date. In certain circumstances, upon a fundamental transaction (as described in the Pre-Funded Warrants), a holder of Pre-Funded Warrants will be entitled to receive, upon exercise of the Pre-Funded Warrants, the kind and amount of securities, cash or other property that such holder would have received had they exercised the Pre-Funded Warrants immediately prior to the fundamental transaction; provided, however, that in the event of a fundamental transaction where the consideration consists solely of cash, solely of marketable securities or a combination thereof, each Pre-Funded Warrant will be deemed to be exercised in full in a cashless exercise effective immediately prior to and contingent upon the consummation of such fundamental transaction. Under the Pre-Funded Warrants, we may not effect the exercise of any such warrants, and a holder will not be entitled to exercise any portion of any such warrant that, upon giving effect to such exercise, would cause: (i) the aggregate number of shares of common stock beneficially owned by such holder (together with its affiliates) to exceed 4.99% or 9.99%, as elected by the holder, of the number of shares of common stock outstanding immediately after giving effect to the exercise; or (ii) the combined voting power of our securities beneficially owned by such holder (together with its affiliates) to exceed 4.99% or 9.99%, as elected by the holder, of the combined voting power of all of our securities outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the applicable warrant, which percentage may be changed at the holder’s election to a higher percentage not in excess of 19.99% upon 61 days’ notice to us.

The Warrants will be exercisable at any time after we receive approval from our stockholders to issue the shares of common stock underlying the Pre-Funded Warrants and the Warrants in accordance with the applicable listing rules of The Nasdaq Stock Market, including Nasdaq Listing Rule 5635. The Warrants expire on May 4, 2031, which is five years after the closing date of the private placement. Each Warrant is exercisable solely by means of a cash exercise, except that the Warrant is exercisable via cashless exercise if, at the time of exercise, a registration statement registering the issuance of the shares of common stock underlying the Warrants under the Securities Act of 1933, as amended, is not then effective. The Warrants include certain rights upon fundamental transactions (as described in the Warrants), including, in the event of certain fundamental transactions which are approved by our board of directors, the right to require us or a successor entity to redeem the Warrants for cash in the amount of the Black Scholes value of the unexercised portion of the Warrants on the date of the consummation of the fundamental transaction. In the event of a fundamental transaction which is not within our control, including but not limited to a fundamental transaction that is not approved by our board of directors, or, in the event of a fundamental transaction where the alternate consideration payable to common stockholders is equity securities of the successor entity that are quoted or listed on a nationally recognized securities exchange, the holders of the Warrants are only entitled to receive from us, or any successor entity, the same type or form of consideration (and in the same proportion), at the Black Scholes value of the unexercised portion of the Warrant as is being offered and paid to our common stockholders in connection with the fundamental transaction. A holder of Warrants (together with its affiliates) may not exercise any portion of a Warrant to the extent that the holder would beneficially own more than 4.99% or 9.99%, at the election of the holder, of our outstanding common stock immediately after exercise, which percentage may be changed at the holder’s election to a higher percentage not in excess of 19.99% upon 61 days’ notice to us.

Stockholder Approval Requirements

Pursuant to Nasdaq Listing Rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company, other than a public offering for cash, if (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such securities or (ii) the number of shares of common stock to be issued is, or will be, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of such securities.

The Initial Closing Pre-Funded Warrants were issued in connection with the licensing transaction, in support of our acquisition of Ascendant-221, and the Pre-Funded Warrants and the Warrants were issued in connection with the private placement, the proceeds of which we intend to use, in part, for the acquisition and development of Ascendant-221. We may issue up to an aggregate of 4,642,632 shares of common stock upon the exercise of the warrants described in this proposal, which represents 142% of our outstanding shares of common stock based on 3,266,688 shares of common stock outstanding on April 30, 2026. Accordingly, because the shares of common stock underlying the Initial Closing Pre-Funded Warrants, the Pre-Funded Warrants and the Warrants are issuable in connection with the acquisition of the assets of another company, and may represent 20% or more of the voting power or number of shares of our common stock outstanding before such issuance, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(a).

Pursuant to Nasdaq Listing Rule 5635(c), stockholder approval is required prior to the issuance of securities in connection with an equity compensation arrangement pursuant to which stock may be acquired by officers, directors, employees, or consultants, subject to certain exceptions. This includes the sale of securities at a discount to the market value to an officer, director, employee or consultant, even if part of a larger financing transaction.

As described above, we issued securities to the Investors in the private placement at a purchase price of $11.00 per Pre-Funded Warrant and accompanying Warrant, with an exercise price of $0.001 per share for each Pre-Funded Warrant and $11.00 per share for each accompanying Warrant. Because the consolidated closing bid price of our common stock on April 30, 2026, immediately prior to our entry into the Securities Purchase Agreement, was $14.71 per share, the shares of common stock to be issued to the Investors upon the exercise of the Pre-Funded Warrants and Warrants will be acquired at a discount to the market value of our common stock. Shao-Lee Lin, our newly appointed President, Chief Executive Officer and director, participated in the private placement as an Investor, purchasing 90,906 Pre-Funded Warrants and 45,453 accompanying Warrants for an aggregate purchase price of $999,966. Accordingly, because the Pre-Funded Warrants and the Warrants issued to Dr. Lin can be exercised for shares of our common stock at a discount to market value, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(c). Notwithstanding Nasdaq Listing Rule 5635(c), which characterizes Dr. Lin’s participation in the private placement as a form of equity compensation to her, we believe that the private placement does not constitute equity compensation under applicable accounting rules, given that the securities were offered at the same purchase price to all Investors, including independent outside investors, as well as the conditional nature of the exercise rights and the restricted status of the securities.

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement, if the number of shares of common stock (or securities convertible into or exercisable for common stock) to be issued equals 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance.

As discussed above, we may issue up to an aggregate of 4,642,632 shares of common stock upon the exercise of the warrants described in this proposal, which represents 142% of our outstanding shares of common stock based on 3,266,688 shares of common stock outstanding on April 30, 2026. Accordingly, because the aggregate number of shares of common stock that we may issue pursuant to the Ascendant Purchase Agreement and the Securities Purchase Agreement will exceed 20% of both the voting power and the number of shares of our common stock outstanding before such issuance, and because the shares of common stock will be issued at an effective discount to the $14.74 closing price of our common stock on April 30, 2026, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(d).

Effect on Current Stockholders if this Proposal is Approved

Each additional share of common stock that would be issuable upon the exercise of the Initial Closing Pre-Funded Warrants, the Pre-Funded Warrants, and the Warrants would have the same rights and privileges as each share of our currently outstanding common stock. The issuance of shares of common stock pursuant to the terms of each of the Initial Closing Pre-Funded Warrants, the Pre-Funded Warrants, and the Warrants will not affect the rights of the holders of our outstanding common stock, but such issuances will have a dilutive effect on existing stockholders, including the voting power and economic rights of existing stockholders, and may result in a decline in our stock price or greater price volatility. Holders of shares of our common stock have no preemptive rights.

Effect on Current Stockholders if this Proposal is Not Approved

We are not seeking the approval of our stockholders to authorize our entry into the License Agreement or the Ascendant Purchase Agreement, or to issue the Initial Closing Pre-Funded Warrants pursuant thereto, nor to authorize our entry into the Securities Purchase Agreement, or to issue the Pre-Funded Warrants and the Warrants pursuant thereto. We have already entered into these agreements and completed these issuances. We are only seeking approval of the issuance of common stock upon the exercise of the Initial Closing Pre-Funded Warrants, the Pre-Funded Warrants and the Warrants.

If we do not receive stockholder approval, the Initial Closing Pre-Funded Warrants, the Pre-Funded Warrants and the Warrants will not become exercisable. We would also not receive any proceeds from the potential exercise of the Warrants, which, if all Warrants are exercised for cash, represents approximately $15 million in additional proceeds to us. In addition, pursuant to the terms of the Ascendant Purchase Agreement and the Securities Purchase Agreement, we agreed to call, give notice of and hold a special meeting of stockholders within 90 days of the Initial Closing and the closing of the private placement for the purpose of obtaining stockholder approval, and, if stockholder approval is not received, to cause an additional special meeting to be held within 120 days (or 180 days, in the case of the Ascendant Purchase Agreement) and, as needed, to continue to call special stockholder meetings every 120 days thereafter until stockholder approval is received. The substantial costs and expenses associated with seeking such approval could materially adversely impact our ability to fund our operations, advance our clinical trials and develop and commercialize our product candidates.

Interests of Directors and Executive Officers

Effective April 30, 2026, Dr. Shao-Lee Lin was appointed our President and Chief Executive Officer and as a director on our board of directors. Dr. Lin participated in the private placement as an Investor, purchasing 90,906 Pre-Funded Warrants and 45,453 accompanying Warrants, for an aggregate purchase price of $999,966. Dr. Lin is also party to a registration rights agreement, dated April 30, 2026, between us and the Investors, pursuant to which we agreed to file a registration statement covering the resale of the shares of common stock issuable upon exercise of the Pre-Funded Warrants and the Warrants within 30 days following the closing of the private placement, and to use commercially reasonable efforts to cause such registration statement to be declared effective as soon as reasonably practicable thereafter.

Other than as described above, our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL.

PROPOSAL 2:

TO APPROVE THE CUE BIOPHARMA, INC. 2026 STOCK INCENTIVE PLAN

Why We Are Requesting Stockholder Approval

We recently completed the licensing transaction and related private placement, which are discussed in greater detail in Proposal 1. The closing of these transactions represented a key step in achieving our ultimate mission of enabling functional cures across immunological disorders, and the proceeds from the private placement are critical to the advancement of our clinical pipeline, including the acquisition and development of Ascendant-221. However, the private placement also resulted in significant dilution to the equity holdings of our executives, employees and directors such that our key talent, including our executive team, no longer hold market-competitive interests in the Company.

The Cue Biopharma, Inc. 2025 Stock Incentive Plan, or the Current Plan, is our existing equity incentive plan, which was approved by our board of directors in April 2025 and by our stockholders in June 2025. When we adopted the Current Plan, we expected that the share pool under the Current Plan would allow us to continue to grant equity awards at our historic rates. However, in light of the dilution associated with our recent licensing transaction and related private placement, the importance of our compensation program in retaining and motivating key talent as we begin development of Ascendant-221, and the fiercely competitive market for top tier talent, the remaining share pool under the Current Plan is insufficient to meet our equity compensation needs.

Accordingly, we are asking stockholders to approve the Cue Biopharma, Inc. 2026 Stock Incentive Plan, or the 2026 Plan. Our board of directors believes that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability. We believe that our stock-based compensation programs are central to this objective. We also understand that our equity compensation needs must be balanced against the dilutive effect of such programs on our stockholders. To that end, and based on careful weighing of these considerations, as more fully described below, on May 8, 2026, subject to stockholder approval, our board of directors adopted the 2026 Plan.

The 2026 Plan is intended to replace the Current Plan, which will expire by its terms on June 4, 2035. If our stockholders approve the 2026 Plan, we will not grant any further awards under the Current Plan after the date of such approval, but awards previously granted under the Current Plan will remain outstanding. If this proposal is approved by our stockholders, we intend to register the shares reserved for issuance under the 2026 Plan by filing a Registration Statement on Form S-8 as soon as practicable following such approval.

If the stockholders do not approve the 2026 Plan, our plans to operate our business may be materially impacted because we may not have sufficient shares available under the Current Plan to attract new employees or to retain and motivate our existing employees in the future. This could require us to offer a different mix of equity and cash-based incentives, including increasing our annual cash incentive bonuses rather than relying heavily on equity awards to compete for talent. We believe that the alternatives to our current compensation program would not have significant long-term retention value and would not serve to align our employees’ interests as closely with those of our stockholders in the absence of equity incentives. As we scale our growth to progress our research and product candidates, we want to continue a culture of ownership that aligns directly with our mission and values.

We intend to utilize the 2026 Plan as we have utilized the Current Plan: specifically, to grant equity awards to our employees, non-employee directors, consultants, and advisors in order to recruit, incentivize, retain and reward those who are critical to our success. Our compensation committee determined the requested number of shares for the 2026 Plan based on projected annual equity awards to our employees and non-employee directors, employee recognition and promotion awards, and an assessment of the magnitude of the share reserve under the 2026 Plan that our stockholders would likely find acceptable. Specifically, if stockholders approve the 2026 Plan, subject to adjustment in the event of stock splits and other similar events, awards may be made under the 2026

Plan for a number of shares of common stock equal to the sum of up to: (i) 2,327,826 shares of common stock, (ii) such additional number of shares of common stock as is equal to the sum of (x) the number of shares of common stock that remain available for the grant of new awards under the Current Plan as of the date that stockholders approve the 2026 Plan and (y) the number of shares of common stock subject to awards granted under the Current Plan, the Cue Biopharma, Inc. 2016 Omnibus Incentive Plan, or the 2016 Omnibus Plan, and the Cue Biopharma, Inc. 2016 Non- Employee Equity Incentive Plan, or the 2016 Non-Employee Plan, in each case that are outstanding as of the date the stockholders approve the 2026 Plan and which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of incentive stock options, to any limitations under the Internal Revenue Code of 1986, as amended, and any regulations thereunder, or the Code), with the shares in (ii) referred to as the Rollover Shares, and (iii) an annual increase to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2027 and continuing until, and including, the fiscal year ending December 31, 2036, equal to the lesser of (a) 5% of the sum of (1) the number of outstanding shares of common stock on such date, (2) the number of shares of common stock subject to prefunded warrants issued by the Company and outstanding on such date, and (3) the number of shares of common stock issuable upon conversion of any outstanding shares of convertible preferred stock issued by the Company and outstanding on such date (with respect to (2) and (3), without regard to any restrictions or limitations on exercise or conversion) and (b) an amount determined by the board of directors. Awards with respect to no more than 8,545,000 shares of common stock may be granted in the form of incentive stock options under the 2026 Plan. The 2026 Plan includes several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices, as described below.

We have relied on the inducement grant exception under Nasdaq Listing Rule 5635(c)(4) to grant nonstatutory stock options and restricted stock units, together referred to as Inducement Awards, under the Cue Biopharma, Inc. 2026 Inducement Stock Incentive Plan, or the 2026 Inducement Plan, to our newly hired employees who are eligible under the rules of the Nasdaq Stock Market, or Nasdaq, to receive such grants. Because the number of shares available for issuance under the 2026 Plan, if approved, has been carefully calibrated to enable us to make equity grants to our current employees and non-employee directors, we expect to continue using Inducement Awards for our new hire equity grants for the foreseeable future.

The following table includes information, as of May 5, 2026, regarding all of our outstanding equity awards under all of our equity-based compensation plans and arrangements under which shares of common stock may be issued. All share numbers in this proposal, including the outstanding equity award numbers in the table below, reflect the impact of the 1-for-30 reverse stock split of our common stock effected on April 23, 2026. This includes shares subject to outstanding awards under the Current Plan, the 2016 Omnibus Plan, the 2016 Non-Employee Plan and the 2026 Inducement Plan, 160,192 shares of common stock that remain available for the grant of new awards under the Current Plan, 1,171,256 shares of common stock that remain available for the grant of new awards under the Inducement Plan, and up to 2,327,826 shares that will become available for the grant of new awards under the 2026 Plan if the 2026 Plan is approved by stockholders:

Number of outstanding stock options (including performance-based stock options assuming maximum performance achievement)	1,623,367
Weighted average exercise price of outstanding stock options	$110.09
Weighted average remaining contractual term of outstanding stock options (years)	6.5
Shares available under the Current Plan for the grant of new awards	160,192
New shares requested for approval pursuant to the 2026 Plan (1)	2,327,826
Shares available under the 2026 Inducement Plan for the grant of new awards	1,171,256
Estimated maximum total number of shares available for the grant of new awards under all equity-based compensation plans, assuming stockholder approval of the 2026 Plan	3,659,274
Number of shares of common stock outstanding	3,943,676
Number of prefunded warrants outstanding	4,297,908

(1)	Does not reflect future evergreen increases pursuant to the 2026 Plan.

As of May 5, 2026, there were no outstanding shares of restricted stock, restricted stock units, stock appreciation rights, or SARs, or any other stock-based based awards.

We expect that the share pool under the 2026 Plan will allow us to grant equity awards (other than to newly hired employees, who will generally receive Inducement Awards to the extent eligible) at our historic rates for at least the next several years, but the actual duration of the share pool may vary based on changes in participation, our stock price and market practice.

We believe that our stock-based compensation programs have been integral to our success in the past and will be important to our ability to succeed in the future. If the 2026 Plan is not approved by our stockholders, we will not be able to make equity incentive awards to meet our hiring and retention needs in a highly competitive market, which could have an adverse impact on our business. Further, if the 2026 Plan is not approved, we could be forced to increase cash compensation, which will reduce the cash resources we are able to allocate to meeting our business needs and objectives. Therefore, the approval of the 2026 Plan is vital to our future success.

Our board believes approval of the 2026 Plan is in the best interests of the Company and its stockholders and recommends a vote “FOR” the approval of the 2026 Plan.

Following below is a discussion of:

•	Reasons Why Stockholders Should Approve the 2026 Plan;

•	Information Regarding Overhang and Burn Rate;

•	Our 2026 Long-Term Incentive Framework; and

•	Description of the 2026 Plan.

Reasons Why Stockholders Should Approve the 2026 Plan

Incentivizes, Retains and Motivates Talent. It is critical to our success that we incentivize, retain and motivate the best talent in what is a competitive labor market in our industry. Our equity-based compensation program has always been and will continue to be a key component in our ability to retain and pay market-competitive compensation to our employees.

Aligns with Our Pay-for-Performance Compensation Philosophy. We believe that equity-based compensation is inherently performance-based. As the value of our stock appreciates, our employees receive greater compensation at the same time that our stockholders are receiving a greater return on their investment. Conversely, if the stock price does not appreciate following the grant of an equity award, then our employees would not receive any compensation in respect of stock options and would receive lower compensation than intended in respect of restricted stock units, or RSUs.

Aligns Employee and Director Interests with Stockholder Interests. Providing our employees and non-employee directors with compensation in the form of equity directly aligns the interests of those employees and non-employee directors with the interests of our stockholders. If the 2026 Plan is approved by our stockholders, we will be able to continue granting equity-based incentives that foster this alignment between our employees and non-employee directors and our stockholders.

Consistent with Stockholder Interests and Sound Corporate Governance. As described under the heading “Highlights of the 2026 Plan” and more thoroughly below, the 2026 Plan was purposefully designed to include features that are consistent with the interests of our stockholders and sound corporate governance practices.

Information Regarding Overhang and Burn Rate

In developing our share request for the 2026 Plan and analyzing the impact of utilizing equity as a means of compensation on our stockholders, we considered both our “overhang” and our “burn rate.”

Overhang is a measure of potential dilution, which we define as the sum of (i) the total number of shares underlying all equity awards outstanding and (ii) the total number of shares available for future award grants, divided by the sum of (i) the number of shares of common stock outstanding plus (ii) the number of prefunded warrants outstanding.

As of May 5, 2026, there were 1,623,367 shares underlying all equity awards outstanding (including performance-based stock options assuming maximum performance achievement), 160,192 shares available under the Current Plan, 1,171,256 shares available under the Inducement Plan, 3,943,676 shares of common stock outstanding, and 4,297,908 prefunded warrants outstanding. Accordingly, our overhang at May 5, 2026 was 36%.

If the 2,327,826 shares requested for issuance under the 2026 Plan are included in these calculations (which number does not include the Rollover Shares or shares that may be added pursuant to annual evergreen increases), our overhang at May 5, 2026 would have been 64%.

Burn rate provides a measure of the potential dilutive impact of our equity award program, which we calculate by dividing the number of shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding. Set forth below is a table that reflects our burn rate for the 2025, 2024 and 2023 calendar years, as well as an average over those years.

Calendar Year	Awards Granted (#)	Basic Weighted Average Number of Shares of Common Stock Outstanding (#)	Gross Burn Rate (1)
2025	166,453	3,157,726	5.3%
2024	146,110	1,877,612	7.8%
2023	86,397	1,877,612	7.8%
Three-Year Average	132,987	2,186,832	6.1%

(1)

We define “gross burn rate” as the number of equity awards granted in the year divided by the basic weighted average number of shares of common stock outstanding. For purposes of this calculation, for each year, we counted the number of equity awards subject to any performance-based achievement based on the maximum number of shares of our common stock issuable under such awards.

Finally, in developing the share request for the 2026 Plan, we considered that, as of May 5, 2026, approximately 33% of our outstanding stock options had an exercise price greater than our stock price on such date, and therefore had no intrinsic value.

Equity Compensation Plan Information

For more information on our equity compensation plans, please see the section titled “Equity Compensation Plan Information” contained elsewhere in this proxy statement.

Our 2026 Long-Term Incentive Framework

As noted above, in developing the share request for the 2026 Plan, we considered the intrinsic value of the equity held by our executives and our employee base – the vast majority of which is currently “underwater” or of limited retentive value – as well as our desire to incentivize and retain employees, and to support long-term employee alignment with value creation. In this regard, the compensation committee and the board have established a 2026 long-term incentive framework to be implemented if the 2026 Plan is approved by our stockholders, or the 2026 LTI.

The 2026 LTI is expected to consist of “reset” grants in an aggregate amount of approximately 1.8 million RSUs to be distributed to all employees at levels consistent with the Company’s established compensation and equity incentive practices for initial hire grants. One-half of the RSUs would be subject to time-based vesting, and the remainder would vest upon achievement of certain share price-based thresholds, with the initial threshold set at a per-share price equal to three times the per-share price in the Company’s most recent financing round.

All grants under the 2026 LTI, including the timing and the amounts thereof, are subject to recommendation by the compensation committee and approval by our board. We believe the structure of the 2026 LTI balances our objectives of retaining employees and aligning our employee base with creating value and generating returns for our stockholders. We expect the remaining shares in the 2026 Plan to be available for new hires, grants to our board, and other equity grants as our compensation committee and our board deem necessary or desirable.

Description of the 2026 Plan

The following is a brief summary of the 2026 Plan, a copy of which is attached as Appendix A to this proxy statement. References to the board of directors in this summary shall include the compensation committee or any similar committee or sub-committee or the Delegated Persons (as defined below) to the extent that our board of directors’ powers or authority under the 2026 Plan have been delegated to such committee or Delegated Persons, in accordance with the 2026 Plan.

For purposes of this proposal and except where the context otherwise requires, the term “Company” and similar terms shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the board.

Types of Awards; Shares Available for Awards; Share Counting Rules

The 2026 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, SARs, restricted stock, RSUs, other stock-based awards and cash awards as described below, which we refer to collectively, as awards or Awards.

Subject to adjustment in the event of stock splits, stock dividends and other similar events, awards may be made under the 2026 Plan (any or all of which awards may be in the form of incentive stock options) for up to a number of shares of common stock equal to the sum of: (i) 2,327,826 shares of our common stock and (ii) such additional number of shares of common stock as is equal to the sum of (x) the number of shares of common stock remaining available for the grant of new awards under the Current Plan as of the date that stockholders approve the 2026 Plan and (y) the number of shares of common stock subject to awards granted under the Current Plan, the 2016 Omnibus Plan, and the 2016 Non-Employee Plan, in each case that are outstanding as of the date the stockholders approve the 2026 Plan, and which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of incentive stock options to any limitations under the Code), and (iii) an annual increase to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2027 and continuing until, and including, the fiscal year ending December 31, 2036, equal to the lesser of (a) 5% of the sum of (1) the number of outstanding shares of common stock on such date, (2) the number of shares of common stock subject to prefunded warrants issued by the Company and outstanding on such date, and (3) the number of shares of common stock issuable upon conversion of any outstanding shares of convertible preferred stock issued by the Company and outstanding on such date (with respect to (2) and (3), without regard to any restrictions or limitations on exercise or conversion) and (b) an amount determined by the board of directors. Awards with respect to no more than 8,545,000 shares of common stock may be granted in the form of incentive stock options under the 2026 Plan. Shares of common stock issued under the 2026 Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

The 2026 Plan provides that the maximum aggregate amount of cash and value of awards (calculated based on grant date fair value for financial reporting purposes) granted to any individual non-employee director in any calendar year may not exceed $750,000 in the case of an incumbent director. However, such maximum aggregate amount shall not exceed $1,000,000 in any calendar year for any individual non-employee director in such non-employee director’s initial year of election or appointment. Moreover, fees paid by the Company on behalf of any non-employee director in connection with regulatory compliance and any amounts paid to a non-employee director as reimbursement of an expense will not count against this limit. Exceptions to this limitation may only be made by our board in extraordinary circumstances provided that any non-employee director receiving additional compensation does not participate in the decision to award such compensation. This limitation does not apply to cash or awards granted to a non-employee director in his or her capacity as an advisor or consultant to the Company.

For purposes of counting the number of shares available for the grant of awards under the 2026 Plan, all shares of common stock covered by SARs shall be counted against the number of shares available for the grant of awards under the 2026 Plan. However, SARs that may be settled only in cash will not be so counted. Similarly, to the extent that an RSU award may be settled only in cash, no shares will be counted against the shares available for the grant of awards under the 2026 Plan. In addition, if we grant a SAR in tandem with a stock option for the same number of shares of our common stock and provide that only one such award may be exercised, referred to as a tandem SAR, only the shares covered by the stock option, and not the shares covered by the tandem SAR, will be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the 2026 Plan.

Shares covered by awards under the 2026 Plan that expire or are terminated, surrendered, or cancelled without having been fully exercised or are forfeited in whole or in part (including as the result of shares subject to such award being repurchased by us at the original issuance price pursuant to a contractual repurchase right) or that result in any shares not being issued (including as a result of an award being settled in cash rather than stock) will again be available for the grant of awards under the 2026 Plan (subject, in the case of incentive stock options, to any limitations under the Code). In the case of the exercise of a SAR, the number of shares counted against the shares available for the grant of awards under the 2026 Plan will be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle the SAR upon exercise, and the shares covered by a tandem SAR will not again become available for grant upon the expiration or termination of the tandem SAR.

Shares of common stock that are delivered (by actual delivery, attestation, or net exercise) to us by a participant to purchase shares of common stock upon exercise of an award or to satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) will be added back to the number of shares available for the future grant of awards under the 2026 Plan. Shares repurchased by us on the open market using proceeds from the exercise of an award will not increase the number of shares available for future grant of awards under the 2026 Plan.

In connection with a merger or consolidation of an entity with us or our acquisition of property or stock of an entity, our board may grant awards under the 2026 Plan in substitution for any stock options or other stock or stock-based awards granted by such entity or an affiliate thereof on such terms as our board determines appropriate in the circumstances, notwithstanding any limitation on awards contained in the 2026 Plan. No such substitute awards shall count against the overall share limit contained in the 2026 Plan, except as required by reason of Section 422 and related provisions of the Code.

Descriptions of Awards

Stock Options. A participant who is awarded a stock option receives the right to purchase a specified number of shares of common stock at a specified exercise price and subject to the other terms and conditions that are specified in connection with the award agreement. A stock option that is not intended to be an “incentive stock option” is a “nonstatutory stock option.” Stock options may not be granted at an exercise price that is less than 100% of the fair market value of our common stock on the date of grant. If our board approves the grant of a stock option with an exercise price to be determined on a future date, the exercise price may not be less than

100% of the fair market value of our common stock on that future date. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to participants who hold more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries. Under the terms of the 2026 Plan, stock options may not be granted for a term in excess of ten years (and, under present law, five years in the case of incentive stock options granted to participants who hold greater than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries).

The 2026 Plan permits participants to pay the exercise price of stock options using one or more of the following manners of payment: (i) payment by cash or by check, (ii) except as may otherwise be provided in the applicable award agreement or approved by our board, in connection with a “cashless exercise” through a broker, (iii) to the extent provided in the applicable award agreement or approved by our board, and subject to certain conditions, by delivery to us (either by actual delivery or attestation) of shares of common stock owned by the participant valued at their fair market value, (iv) to the extent provided in an applicable nonstatutory stock option award agreement or approved by our board, by delivery of a notice of “net exercise” as a result of which we will retain a number of shares of common stock otherwise issuable pursuant to the stock option equal to the aggregate exercise price for the portion of the stock option being exercised divided by the fair market value of our common stock on the date of exercise, (v) to the extent permitted by applicable law and provided for in the applicable award agreement or approved by our board, by any other lawful means, or (vi) by any combination of these forms of payment. No stock option granted under the 2026 Plan may contain a provision entitling the participant to the automatic grant of additional stock options in connection with any exercise of the original stock option. No stock options granted under the 2026 Plan may provide for the payment or accrual of dividend equivalents.

Stock Appreciation Rights. A participant who is awarded a SAR receives, upon exercise, a number of shares of our common stock, or cash (or a combination of shares of our common stock and cash) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the measurement price. The 2026 Plan provides that the measurement price of a SAR may not be less than 100% of the fair market value of our common stock on the date the SAR is granted (provided, however, that if our board approves the grant of a SAR effective as of a future date, the measurement price shall not be less than 100% of the fair market value on such future date) and that SARs may not be granted with a term in excess of 10 years. No SARs granted under the 2026 Plan may contain a provision entitling the participant to the automatic grant of additional SARs in connection with any exercise of the original SAR. No SARs granted under the 2026 Plan may provide for the payment or accrual of dividend equivalents.

Limitation on Repricing of Stock Options or SARs. Unless such action is approved by our stockholders or otherwise permitted under the terms of the 2026 Plan in connection with certain changes in capitalization and reorganization events, we may not (i) amend any outstanding stock option or SAR granted under the 2026 Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding stock option or SAR, (ii) cancel any outstanding stock option or SAR (whether or not granted under the 2026 Plan) and grant in substitution therefor new awards under the 2026 Plan (other than certain substitute awards issued in connection with a merger or consolidation of an entity with us or an acquisition by us, described above) covering the same or a different number of shares of our common stock and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the cancelled stock option or SAR, (iii) cancel in exchange for a cash payment any outstanding stock option or SAR with an exercise price or measurement price per share above the then-current fair market value of our common stock, or (iv) take any other action under the 2026 Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market or any other exchange or marketplace on which the Company’s stock is listed or traded.

Restricted Stock Awards. A participant who is granted a restricted stock award is entitled to acquire shares of our common stock, subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost), in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Any dividends (whether paid in cash, stock or property) declared and paid by us with respect to shares of restricted stock will be paid to the participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. No interest will be paid on unvested dividends.

Restricted Stock Unit Awards. A participant who is granted an RSU award is entitled to receive shares of our common stock, or cash equal to the fair market value of such shares or a combination thereof, in the event that the conditions specified in the applicable award are satisfied, with such shares to be delivered at the time such award vests or on a deferred basis pursuant to the terms and conditions established by our board. Our board may provide that settlement of RSUs will be deferred, on a mandatory basis or at the election of the participant, in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any RSU. An RSU award agreement may provide the applicable participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of our common stock. Any such dividend equivalents may be settled in cash and/or shares of our common stock and will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which such dividend equivalents are awarded. No interest will be paid on dividend equivalents.

Other Stock-Based Awards. Under the 2026 Plan, our board may grant other awards of shares of our common stock, and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of our common stock or other property, having such terms and conditions as our board may determine. We refer to these types of awards as other stock-based awards. Other stock-based awards may be available as a form of payment in settlement of other awards granted under the 2026 Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other stock-based awards may be paid in shares of our common stock or in cash, as our board may determine. The award agreement of an other stock-based award may provide the participant who receives such award with the right to receive dividend equivalents. Dividend equivalents may be settled in cash and/or shares of our common stock and will be subject to the same restrictions on transfer and forfeitability as the other stock-based award with respect to which they are awarded. No interest will be paid on dividend equivalents.

Cash Awards. Under the 2026 Plan, the board has the right to grant cash-based awards including awards subject to performance conditions.

Performance Conditions. Awards under the 2026 Plan may be made subject to the achievement of performance goals. Our board may specify that the degree of granting, vesting, expiration and/or payout of any award subject to performance-based vesting conditions will be subject to the achievement of one or more of the following performance measures established by the board, which may be based on the relative or absolute attainment of specified levels of one or any combination of the following measures (and which may be determined pursuant to generally accepted accounting principles, or GAAP, or on a non-GAAP basis, as determined by the board): (i) the entry into an arrangement or agreement with a third party for the development, commercialization, marketing or distribution of products, services or technologies, or for conducting a research program to discover and develop a product, service or technology, and/or the achievement of milestones under such arrangement or agreement, including events that trigger an obligation or payment right; (ii) achievement of domestic and international regulatory milestones, including the submission of filings required to advance products, services and technologies in clinical development and the achievement of approvals by regulatory authorities relating to the commercialization of products, services and technologies; (iii) the achievement of discovery, preclinical and clinical stage scientific objectives, discoveries or inventions for products, services and technologies under research and development; (iv) the entry into or completion of a phase of clinical development for any product, service or technology, such as the entry into or completion of Phase 1, 2 and/or 3 clinical trials; (v) the consummation of debt or equity financing transactions, or acquisitions of qualitative or quantitative performance measures set forth in operating plans approved by the board from time to time; (vi) specified levels of product sales, net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment; (vii) improvement of financial rates; (viii) achievement of balance sheet or income statement objectives; (ix) total stockholder return; (x) other comparable measures of financial and operational performance; and/or (xi) any other measure selected by the board. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The board may specify that such performance measures will be adjusted to exclude any one or more of: (a) extraordinary items; (b) gains or losses on the dispositions of discontinued operations; (c) the cumulative effects of changes in accounting principles; (d) the write-down of any asset; (e) fluctuation in foreign currency exchange rates; (f) charges for restructuring and rationalization programs; (g) non-cash, mark-to-market adjustments on derivative instruments; (h) amortization of purchased intangibles; (i) the net impact of tax rate changes; (j) non-cash asset impairment charges; and (k) any other factors as the board may determine. Such performance measures: (A) may vary by participant and may be different for different awards; (B) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and (C) may cover such period as may be specified by the board. The board will have the authority to make equitable adjustments to the performance goals in recognition of any changes in the Company’s capitalization, unusual or non-recurring events affecting the Company or the financial statements of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. Our board may adjust the amount of cash or number of shares payable pursuant to a performance award, and our board may, at any time, waive the achievement of the applicable performance measures. Notwithstanding its designation as a performance award, no stock option or SAR will provide for the payment or accrual of dividend equivalents, any dividends declared and paid by the Company with respect to shares of restricted stock will be subject to the same dividend rules for restricted stock awards not designated as a performance award and any right to receive dividend equivalents on an award of RSUs and other stock-based awards will be subject to the same dividend equivalent rules for such awards that are not designated as a performance award.

Eligibility to Receive Awards

All of our employees, officers, and directors, as well as our consultants and advisors, are eligible to receive awards under the 2026 Plan. However, incentive stock options may only be granted to our employees, employees of our present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code.

As of May 5, 2026, approximately 41 persons were eligible to receive awards under the 2026 Plan, including 3 executive officers (who are current employees), 32 employees (excluding executive officers), 6 non-employee directors and no consultants or advisors.

On May 5, 2026, the last reported sale price of our common stock on the Nasdaq Capital Market was $34.94.

Transferability of Awards

Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by a participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant. However, except with respect to awards that are subject to Section 409A of the Code and incentive stock options, our board may permit or provide in an award for the gratuitous transfer of the award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if we would be eligible to use a Form S-8 under the Securities Act of 1933, as amended, for the registration of the sale of the common stock subject to such award to the proposed transferee. Further, we are not required to recognize any such permitted transfer until such time as the permitted transferee has, as a condition to the transfer, delivered to us a written instrument in form and substance satisfactory to us confirming that such transferee will be bound by all of the terms and conditions of the award. None of the restrictions described in this paragraph prohibit a transfer from the participant to the Company.

No Rights as a Stockholder

No participant or designated beneficiary shall have any rights as a stockholder with respect to any shares of common stock to be distributed with respect to an award granted under the 2026 Plan until becoming a record holder of such shares, subject to the terms of an award agreement.

Clawback Provision

In accepting an award under the 2026 Plan, a participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future, including without limitation the Cue Biopharma, Inc. Dodd-Frank Compensation Recovery Policy. A participant further agrees to promptly take any action necessary to effectuate any forfeiture or reimbursement that may be required by such clawback policy.

New Plan Benefits Table

In general, awards to executive officers, other employees and consultants are made at the discretion of the compensation committee and the board. As a result, the benefits and amounts that will be received or allocated to executive officers, other employees, and consultants under the 2026 Plan are not determinable at this time. Pursuant to our director compensation policy, we are currently obligated to grant each of our non-employee directors a stock option to purchase 1,626 shares of our common stock, upon initial election to the board and a stock option to purchase 813 shares of our common stock on the first trading day following December 31 of each year thereafter. The exercise price of any such stock options will be equal to the closing price of our common stock on the Nasdaq Capital Market on the date of grant.

Administration

The 2026 Plan will be administered by our board. Our board has the authority to grant awards and to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2026 Plan that it deems advisable and to construe and interpret the provisions of the 2026 Plan and any award agreements entered into under the 2026 Plan. Our board may correct any defect, supply any omission or reconcile any inconsistency in the 2026 Plan or any award. All actions and decisions by our board with respect to the 2026 Plan and any awards made under the 2026 Plan will be made in our board’s discretion and will be final and binding on all persons having or claiming any interest in the 2026 Plan or in any award.

Pursuant to the terms of the 2026 Plan, our board may delegate any or all of its powers under the 2026 Plan to one or more committees or subcommittees of our board. The board has authorized the compensation committee to administer the 2026 Plan. Awards granted to non-employee directors must be granted and administered by a committee of the board, all of the members of which are independent directors as defined by Section 5605(a)(2) of the rules of the Nasdaq Stock Market.

Subject to any requirements of applicable law, the board may, by resolution, delegate to one or more persons (including officers) or bodies (we refer to such persons or bodies as the Delegated Persons) the power to grant awards (subject to any limitations under the 2026 Plan) to eligible service providers of the Company and to exercise such other powers under the 2026 Plan as the board may determine, provided that the board shall fix (i) the maximum number of awards, and the maximum number of shares issuable upon exercise thereof, that may be issued by such Delegated Persons, (ii) the time period during which such awards, and during which the shares issuable upon exercise thereof, may be issued, and (iii) the minimum amount of consideration (if any) to be received by the Company for which such awards may be issued, and a minimum amount of consideration for the shares issuable upon exercise thereof; and provided further that (I) no Delegated Person shall be authorized to grant awards to itself, and (II) no Delegated Person shall be authorized to grant awards to any “executive officer” (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended, or the Exchange Act) or to any “officer” (as defined by Rule 16a-1(f) under the Exchange Act).

Subject to applicable limitations contained in the 2026 Plan, the board, the compensation committee, or any other committee or subcommittee or Delegated Person to whom the board has delegated authority pursuant to the 2026 Plan, as the case may be, selects the recipients of awards and determines (i) the number of shares of common stock, cash or other consideration covered by awards and the terms and conditions of such awards, including the dates upon which such awards become exercisable or otherwise vest, (ii) the exercise or measurement price of awards, if any, and (iii) the duration of awards.

Except as otherwise provided in the 2026 Plan, each award under the 2026 Plan may be made alone or in addition or in relation to any other award. The terms of each award need not be identical, and our board need not treat participants uniformly. Our board will determine the effect on an award of the disability, death, termination or other cessation of employment or service, authorized leave of absence or other change in the employment or other service status of a participant, and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian or designated beneficiary) may exercise rights or receive any benefits under an award.

The board may at any time provide that any award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock, other than an ordinary cash dividend, we are required to make equitable adjustments (or make substituted awards, as applicable), in the manner determined by our board, to (i) the number and class of securities available under the 2026 Plan and the number and class of securities that may be granted as incentive stock options under the 2026 Plan, (ii) the share counting rules set forth in the 2026 Plan, (iii) the number, class, exercise, measurement or purchase price and any other per share related provisions of shares subject to each outstanding award, and (iv) any performance goals applicable to an award. In the event we effect a split of our common stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding stock option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then a participant who exercises a stock option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of common stock acquired upon such stock option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

We will indemnify and hold harmless each director, officer, employee or agent to whom any duty or power relating to the administration or interpretation of the 2026 Plan has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with our board’s approval) arising out of any act or omission to act concerning the 2026 Plan unless arising out of such person’s own fraud or bad faith.

Amendment of Awards. Except as otherwise provided under the 2026 Plan with respect to repricing outstanding stock options or SARs and with respect to actions requiring stockholder approval, our board may amend, modify or terminate any outstanding award, including but not limited to, substituting therefor another award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a nonstatutory stock option, provided that the participant’s consent to any such action will be required unless our board determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the 2026 Plan or the change is otherwise permitted under the terms of the 2026 Plan in connection with certain corporate events.

Reorganization Events

The 2026 Plan contains provisions addressing the consequences of any reorganization event. A reorganization event is defined under the 2026 Plan as (i) any merger or consolidation of us with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled, (ii) any transfer or disposition of all of our common stock for cash, securities or other property pursuant to a share exchange or other transaction or (iii) our liquidation or dissolution.

Provisions Applicable to Awards Other than Restricted Stock. Under the 2026 Plan, if a reorganization event occurs, our board may take any one or more of the following actions as to all or any (or any portion of) outstanding awards other than restricted stock on such terms as our board determines (except to the extent specifically provided otherwise in an applicable award agreement, another agreement between a participant and us, or another Company plan): (i) provide that such awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a participant, provide that all unvested awards will be forfeited immediately before the reorganization event and/or that all unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an award shall lapse, in whole or in part prior to or upon such reorganization event, (iv) make or provide for a payment in such form (which may include, without limitation, cash, cash equivalents and/or securities of the acquiring or succeeding corporation (or an affiliate thereof)) as may be determined by our board to participants with respect to each award held by a participant equal in value to (I) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (II) the excess, if any, of (A) the amount of cash and/or value, as determined by our board in its discretion, of any non-cash consideration per share of common stock to be received by holders of common stock as a result of the reorganization event, or the Acquisition Price, over (B) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award, provided, that any escrow, holdback, earn out or similar provisions in the definitive agreement governing the reorganization event may (as determined by our board) apply to such payments to the same extent and in the same manner as such provisions apply to holders of common stock, and provided further that if the Acquisition Price does not exceed the exercise price of the award, then the award will be cancelled without any payment of consideration, (v) provide that, in connection with our liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing.

Our board is not obligated to treat all awards, all awards held by a participant, or all awards of the same type, identically. Certain RSU awards that are subject to Section 409A of the Code will be settled in accordance with the terms of the applicable award agreement or as otherwise specified in the 2026 Plan. Our board, with reasonable notice to participants holding stock options or SARs, may impose a limitation on the ability of these participants to exercise their awards for the minimum number of days prior to the closing of the reorganization event as is reasonably necessary to facilitate the orderly closing of the reorganization event.

Provisions Applicable to Restricted Stock. Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted stock will inure to the benefit of our successor and will, unless our board determines otherwise, apply to the cash, securities or other property which our common stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted stock. However, our board may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any restricted stock or any other agreement between a participant and us, either initially or by amendment or provide for forfeiture of such restricted stock if issued at no cost. Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any award of restricted stock or any other agreement between the participant and us, all restrictions and conditions on all restricted stock then outstanding shall automatically be deemed terminated or satisfied.

Change in Control Events

The 2026 Plan includes provisions related to the treatment of awards upon the occurrence of a “change in control event,” which means, in summary: the acquisition by a person or a group of more than 50% of the combined voting power of our outstanding stock; a change, without approval by the board, of a majority of the board; our involvement in a merger, consolidation, reorganization, or recapitalization, other than a transaction pursuant to which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the transaction are held by stockholders who, as of immediately prior to such transaction, were holders of our voting securities; or our liquidation or dissolution or our sale of all or substantially all of our assets. The complete definition of a “change in control event,” which is included in Section 10(c)(1)(A) of the 2026 Plan, a copy of which is attached as Appendix A to this proxy statement, contains several exceptions from, and qualifications to, what is summarized above.

Effect on Awards. Notwithstanding the provisions of the subsection entitled “Reorganization Events” and unless otherwise specified in the applicable award agreement or other agreement, for awards granted to non-employee directors, effective immediately prior to a change in control event, all such outstanding awards granted will vest and be fully exercisable and non-forfeitable, and any specified performance goals with respect to outstanding awards shall be deemed to be satisfied at target.

Notwithstanding the provisions of the subsection entitled “Reorganization Events” and unless otherwise specified in the applicable award agreement or other agreement, for awards granted to participants other than non-employee directors, either of the following provisions shall apply, depending on whether, and the extent to which, such awards are assumed, converted or replaced by the resulting entity in a change in control event: (i) to the extent awards are not assumed, converted or replaced by the resulting entity in a change in control event, then upon such change in control event, such outstanding awards that may be exercised will become fully exercisable, all restrictions with respect to such outstanding awards, other than for awards with performance-based vesting conditions, will lapse and become fully vested and non-forfeitable, and for any outstanding awards with performance-based vesting conditions, the target payout opportunities attainable under such awards will be deemed to have been fully earned as of the change in control event based upon the greater of (a) an assumed achievement of all relevant performance goals at the “target” level or (b) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the change in control event and the award will vest pro rata based on the portion of the applicable performance period completed through the date of the change in control event; and (ii) to the extent such awards are assumed, converted or replaced by the resulting entity in the change in control event, if, within two years after the date of the change in control event, the participant has a separation from service with the Company or the resulting entity either (1) by the Company other than for cause (as defined in the 2026 Plan) or (2) by the participant for “good reason” (as such term is defined in the applicable award agreement), then such outstanding awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding awards, other than for awards with performance-based vesting conditions, will lapse and become vested and non-forfeitable, and for any outstanding awards with performance-based vesting conditions the target payout opportunities attainable under such awards will be deemed to have been fully earned as of the separation from service based upon the greater of (a) an assumed achievement of all relevant performance goals at the “target” level or (b) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the change in control event and the award will vest pro rata based on the portion of the applicable performance period completed through the date of the separation from service.

Provisions for Foreign Participants

The board may establish one or more sub-plans under the 2026 Plan to satisfy applicable securities, tax or other laws of various jurisdictions. The board will establish such sub-plans by adopting supplements to the 2026 Plan containing any limitations on the board’s discretion under the 2026 Plan and any additional terms and conditions not otherwise inconsistent with the 2026 Plan as the board deems necessary or desirable. All supplements adopted by the board will be deemed to be part of the 2026 Plan, but each supplement will only apply to participants within the affected jurisdiction.

Withholding

The participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before we will deliver stock certificates or otherwise recognize ownership of common stock under an award. We may elect to satisfy the withholding obligations through additional withholding on salary or wages. If we elect not to or cannot withhold from other compensation, the participant must pay us the full amount, if any, required for withholding or have a broker tender to us cash equal to the withholding obligations. Payment of withholding obligations is due before we will issue any shares on exercise, vesting or release from forfeiture of an award or at the same time as payment of the exercise or purchase price, unless we determine otherwise. If provided for in an award or approved by the board, a participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of common stock, including shares retained from the award creating the tax obligation, valued at their fair market value. However, except as otherwise provided by the board, the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed our minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that we are able to retain shares of common stock having a fair market value that exceeds the statutory minimum applicable withholding tax without financial accounting implications or we are withholding in a jurisdiction that does not have a statutory minimum withholding tax, we may retain such number of shares (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax) as we shall determine to be necessary to satisfy the tax liability associated with any award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

Amendment or Termination

No award may be granted under the 2026 Plan after May 31, 2036 but awards previously granted may extend beyond that date. Our board may amend, suspend or terminate the 2026 Plan as to any awards that have not been made. An amendment will be contingent on approval of our stockholders to the extent stated by our board, required by applicable law or required by the rules of the national securities exchange on which we maintain our primary listing. No awards will be made after the expiration of the 2026 Plan. The applicable terms and conditions of the 2026 Plan, and any terms and conditions applicable to awards granted prior to the expiration of the 2026 Plan will survive the expiration of the 2026 Plan and continue to apply to such awards. No amendment, suspension or termination of the 2026 Plan wiall, without the consent of the participant, materially impair rights or obligations under any Award theretofore awarded.

Unless otherwise specified in the amendment, any amendment to the 2026 Plan adopted in accordance with the procedures described above will apply to, and be binding on, the holders of all awards outstanding under the 2026 Plan at the time the amendment is adopted, provided that our board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the 2026 Plan. No award will be made that is conditioned on stockholder approval of any amendment to the 2026

Plan unless the award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date the award was granted and (ii) it may not be exercised or settled (or otherwise result in the issuance of shares of our common stock) prior to the receipt such stockholder approval.

If stockholders do not approve the 2026 Plan, the 2026 Plan will not go into effect, and we will not grant any awards under the 2026 Plan. In this event, the board will consider whether to adopt alternative arrangements based on its assessment of our needs.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2026 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or majority-owned corporate subsidiary at all times beginning with the stock option grant date and ending three months before the date the participant exercises the stock option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the stock option was granted and more than one year after the stock option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the stock option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the stock option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights. A participant will not have income upon the grant of a SAR. A participant generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units. A participant will not have income upon the grant of an RSU. A participant is not permitted to make a Section 83(b) election with respect to an RSU award. When the shares of common stock are delivered with respect to the RSUs (which may be upon vesting or may be at a later date), the participant will have income on the date of delivery in an amount equal to the fair market value of the stock on such date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the delivery date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards. The tax consequences associated with any other stock-based award will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income, subject to the limitations of Section 162(m) of the Code.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL.

PROPOSAL 3:

TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO PERMIT FURTHER SOLICITATION OF PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, PROPOSAL 1 AND/OR PROPOSAL 2

Our board of directors believes that if the number of votes cast at the Special Meeting is insufficient to adopt and approve Proposal 1 and/or Proposal 2, it may be in the best interests of the stockholders to enable our board of directors to continue to seek to obtain a sufficient number of additional votes to adopt and approve Proposal 1 and/or Proposal 2.

In this Proposal 3, we are asking stockholders to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of Proposal 1 and/or Proposal 2.

Additionally, approval of this Proposal 3 could mean that, in the event we have not received sufficient votes to adopt and approve Proposal 1 and/or Proposal 2, or we have received proxies indicating that a majority in voting power of the votes to be cast by holders of our common stock will vote against Proposal 1 and/or Proposal 2, we could adjourn the Special Meeting and any adjourned session of the Special Meeting without a vote on Proposal 1 and/or Proposal 2 and use the additional time to solicit the holders of those shares to change their vote in favor of Proposal 1 and/or Proposal 2.

The adjourned meeting may take place without further notice other than by an announcement made at the Special Meeting. Additionally, in a subsequent reconvening of the Special Meeting, all proxies will be voted in the same manner as the manner in which such proxies would have been voted at the original convening of the Special Meeting, except for any proxies that have been validly revoked or withdrawn prior to such meeting. However, if the Special Meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to the vote on the proposals.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL.

STOCKHOLDER PROPOSALS FOR OUR 2027 ANNUAL MEETING

Stockholder Proposals Included in Proxy Statement

In order to be considered for inclusion in our proxy statement and proxy card relating to our 2027 annual meeting of stockholders, stockholder proposals must be received by us no later than November 16, 2026, which is 120 days prior to the first anniversary of the mailing date of the proxy statement released to stockholders in connection with our 2026 annual meeting of stockholders, unless the date of the 2027 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2026 annual meeting of stockholders, in which case, the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies.

Stockholder Proposals Not Included in Proxy Statement

In addition, our bylaws establish an advance notice procedure for nominations for election to our board of directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, we must receive other proposals of stockholders (including director nominations) intended to be presented at the 2027 annual meeting of stockholders but not included in the proxy statement by January 13, 2027, but not before December 14, 2026, which is not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting. However, if the date of the 2027 annual meeting of stockholders is more than 30 days before or more than 70 days after such anniversary date, notice must be received no earlier than the close of business 120 calendar days prior to the 2027 annual meeting of stockholders, and no later than the close of business on the later of 90 days prior to the 2027 annual meeting of stockholders and 10 days following the day on which public announcement of the date of the 2027 annual meeting of stockholders was first made by us. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2027 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our bylaws which also specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the advance notice provisions in our bylaws relating to director nominations, including the earlier notice deadlines set out above, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than our nominees in compliance with Rule 14a-19 under the Exchange Act must also provide notice that sets forth the information required by Rule 14a-19 no later than February 12, 2027. If the date of the 2027 annual meeting of stockholders changes by more than 30 days from the anniversary of the 2026 annual meeting of stockholders, such notice must instead be provided by the later of 60 days prior to the date of the 2027 annual meeting of stockholders or the 10th day following public announcement by us of the date of the 2027 annual meeting of stockholders.

Stockholder proposals must be delivered to the Company’s Secretary at 40 Guest Street, Boston, Massachusetts 02135.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the proxy materials to you if you write us at Secretary, Cue Biopharma, Inc. 40 Guest Street, Boston, Massachusetts 02135 or call us at (617) 949-2680. If you would like to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, brokerage firm or other nominee record holder, or you may contact us at the above address and telephone number.

OTHER MATTERS

We do not know of any business that will be presented for consideration or action by the stockholders at the Special Meeting other than that described in this proxy statement. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

We hope that you will attend the Special Meeting. Whether or not you plan to attend, we urge you to vote your shares over the Internet or by telephone, or to complete, date, sign and return the proxy card in the postage-prepaid envelope. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated.

APPENDIX A

CUE BIOPHARMA, INC.

2026 STOCK INCENTIVE PLAN

1.	Purpose

The purpose of this 2026 Stock Incentive Plan (the “Plan”) of Cue Biopharma, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.	Eligibility

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” The Plan provides for the following types of awards, each of which is referred to as an “Award”: Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), RSUs (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8) and Cash-Based Awards (as defined in Section 8). Any type of Award may be granted as a Performance Award under Section 9. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

3.	Administration and Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award. All actions and decisions by the Board with respect to the Plan and any Awards shall be made in the Board’s discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b) Appointment of Board Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board (or the Delegated Persons referred to in Section 3(c)) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee (or such Delegated Persons).

(c) Delegation to Delegated Persons. Subject to any requirements of applicable law (including as applicable Sections 152(b) and 157(c) of the General Corporation Law of the State of Delaware), the Board may, by resolution, delegate to one or more persons (including officers of the Company) or bodies (such persons or bodies, the “Delegated Persons”) the power to grant Awards (subject to any limitations under the Plan) to eligible service providers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix: (i) the maximum number of shares that may be issued pursuant to such resolution (which number shall include, for the avoidance of doubt, the maximum number of shares issuable upon exercise or settlement of Awards), (ii) the time period during which such Awards, and during which the shares issuable upon exercise thereof, may be issued, and (iii) the minimum consideration (if any) for which such Awards may be issued, and the minimum consideration for the shares issuable upon exercise thereof; and provided further, that no Delegated Person shall be authorized to grant Awards to itself; and provided further, that no Delegated Person shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).

(d) Awards to Non-Employee Directors. Awards to non-employee directors will be granted and administered by a Committee, all of the members of which are independent directors as defined by Section 5605(a)(2) of the Nasdaq Marketplace Rules.

4.	Stock Available for Awards

(a) Number of Shares; Share Counting.

(1) Authorized Number of Shares. Subject to adjustment under Section 10, Awards may be made under the Plan for up to a number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”), as is equal to the sum of:

(A) 2,327,826 shares of Common Stock;

(B) such additional number of shares of Common Stock as is equal to the sum of (i) the number of shares of Common Stock that remain available for the grant of new awards under the Company’s 2025 Stock Incentive Plan (the “2025 Plan”) as of the date the stockholders approve the Plan and (ii) the number of shares of Common Stock subject to awards granted under the 2025 Plan, the Company’s 2016 Omnibus Incentive Plan and the Company’s 2016 Non-Employee Equity Incentive Plan, in each case that are outstanding as of the date that stockholders approve the Plan and which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations under the Code); and

(C) an annual increase to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2027 and continuing for each fiscal year until, and including, the fiscal year ending December 31, 2036, equal to the lesser of (i) 5% of the sum of (1) the number of outstanding shares of Common Stock on such date, (2) the number of shares of Common Stock subject to prefunded warrants issued by the Company and outstanding on such date, and (3) the number of shares of Common Stock issuable upon conversion of any outstanding shares of convertible preferred stock issued by the Company and outstanding on such date (with respect to (2) and (3), without regard to any restrictions or limitations on exercise or conversion) and (ii) an amount determined by the Board.

Subject to adjustment under Section 10, up to 8,545,000 of the shares of Common Stock available for issuance may be granted as Incentive Stock Options (as defined in Section 5(b)) under the Plan.

Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(2) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan under this Section 4(a):

(A) all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem

SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;

(B) to the extent that an Award may be settled only in cash, no shares shall be counted against the shares available for the grant of Awards under the Plan;

(C) if any Award (i) expires or is terminated, surrendered or cancelled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an Award that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR;

(D) shares of Common Stock delivered (either by actual delivery, attestation or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Awards (including shares retained from the Award creating the tax obligation) shall be added back to the number of shares available for the future grant of Awards; and

(E) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

(b) Limit on Awards to Non-Employee Directors. The maximum aggregate amount of cash and value of Awards (calculated based on grant date fair value for financial reporting purposes) granted in any calendar year to any individual non-employee director for services as a director shall not exceed $750,000 in the case of an incumbent director; provided, however, that such maximum aggregate amount shall not exceed $1,000,000 in any calendar year for any individual non-employee director for services as a director in such non-employee director’s initial year of election or appointment; and provided, further, however, that fees paid by the Company on behalf of any non-employee director in connection with regulatory compliance, any amounts paid or Awards made pursuant to a bona fide consulting agreement for services other than as a director, any amounts paid to a non-employee director as reimbursement of an expense and any financial statement expense associated with the modification of an outstanding award (whether or not granted under the Plan) shall not count against the foregoing limit. The Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

(c) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimit contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

5.	Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as the Board considers necessary or advisable.

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Cue Biopharma, Inc., any of Cue Biopharma, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other person, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price. The Board shall establish the exercise price of each Option or the formula by which such exercise price will be determined. The exercise price shall be specified in the applicable Option agreement. The exercise price shall be not less than 100% of the Grant Date Fair Market Value (as defined below) of the Common Stock on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. “Grant Date Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:

(1) if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or

(2) if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices on the date of grant as reported by an over-the-counter marketplace designated by the Board; or

(3) if the Common Stock is not publicly traded, the Board will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Section 409A of the Code or any successor provision thereto, and the regulations thereunder (“Section 409A”), except as the Board may expressly determine otherwise.

For any date that is not a trading day, the Grant Date Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures, or can use weighted averages either on a daily basis or such longer period, in each case to the extent permitted by Section 409A.

The Board shall determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the Participant’s agreement that the Board’s determination is conclusive and binding even though others might make a different determination.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e) Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as may otherwise be provided in the applicable Option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company funds sufficient to pay the exercise price and any required tax withholding;

(3) to the extent provided for in the applicable Option agreement or approved by the Board, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value (valued in the manner determined or approved by the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of the Common Stock (valued in the manner determined or approved by the Board) on the date of exercise;

(5) to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, by payment of such other lawful consideration as the Board may determine; or

(6) to the extent provided for in the applicable Option agreement or approved by the Board, by any combination of the above permitted forms of payment.

(g) Limitation on Repricing Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option; (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current exercise price per share of the cancelled option; (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of the Common Stock (valued in the manner determined or approved by the Board); or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market or any other exchange or marketplace on which the Company’s stock is listed or traded (the “Exchange”).

(h) No Reload Options. No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.

(i) No Dividend Equivalents. No Option shall provide for the payment or accrual of dividend equivalents.

6.	Stock Appreciation Rights

(a) General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock (valued in the manner determined or approved by the Board) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

(b) Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value (as defined in Section 5(c)) of the Common Stock on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.

(c) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(d) Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

(e) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR; (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the cancelled SAR; (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Common Stock (valued in the manner determined or approved by the Board); or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Exchange.

(f) No Reload SARs. No SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.

(g) No Dividend Equivalents. No SAR shall provide for the payment or accrual of dividend equivalents.

7.	Restricted Stock; RSUs

(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests or on a deferred basis (“RSUs”).

(b) Terms and Conditions for Restricted Stock and RSUs. The Board shall determine the terms and conditions of Restricted Stock and RSUs, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c) Additional Provisions Relating to Restricted Stock.

(1) Dividends. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Unvested Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Unvested Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock. No interest will be paid on Unvested Dividends.

(2) Stock Certificates/Issuance. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee) or, alternatively, that such shares be issued in book entry only, in the name of the Participant with appropriate transfer and forfeiture restrictions. At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions (or, to the extent the Restricted Stock was issued in book entry, remove the restrictions) to the Participant or if the Participant has died, to such Participant’s Designated Beneficiary (as defined below).

(d) Additional Provisions Relating to RSUs.

(1) Settlement. Upon the vesting of and/or lapsing of any other restrictions with respect to each RSU, the Participant shall be entitled to receive from the Company (i.e., settlement) the number of shares of Common Stock specified in the Award agreement or (if so provided in the applicable Award agreement or otherwise determined by the Board) an amount of cash equal to the fair market value (valued in the manner determined or approved by the Board) of such number of shares or a combination thereof. The Board may provide that settlement of RSUs shall be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A.

(2) Voting Rights. A Participant shall have no voting rights with respect to any RSUs.

(3) Dividend Equivalents. The Award agreement for RSUs may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be credited to an account for the Participant and may be settled in cash and/or shares of Common Stock, in each case to the extent provided in the applicable Award agreement. Dividend Equivalents with respect to RSUs will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which paid. No interest will be paid on Dividend Equivalents.

8.	Other Stock-Based and Cash-Based Awards

(a) General. The Board may grant other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of, or in satisfaction of, compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. The Company may also grant Awards denominated in cash rather than shares of Common Stock (“Cash-Based Awards”).

(b) Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award or Cash-Based Award, including any purchase price applicable thereto.

(c) Dividend Equivalents. The Award agreement for an Other Stock-Based Award may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents may be credited to an account for the Participant and may be settled in cash and/or shares of Common Stock, in each case to the extent provided in the applicable Award agreement. Dividend Equivalents with respect to Other-Stock Based Awards will be subject to the same restrictions on transfer and forfeitability as the Other Stock-Based Award with respect to which paid. No interest will be paid on Dividend Equivalents.

9.	Performance Awards.

(a) Grants. Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 9 (“Performance Awards”).

(b) Performance Measures. The Board may specify that the degree of granting, vesting and/or payout of any Performance Award shall be subject to the achievement of one or more performance measures established by the Board, which may be based on the relative or absolute attainment of specified levels of one or any combination of the following, and which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Board: (i) the entry into an arrangement or agreement with a third party for the development, commercialization, marketing or distribution of products, services or technologies, or for conducting a research program to discover and develop a product, service or technology, and/or the achievement of milestones under such arrangement or agreement, including events that trigger an obligation or payment right; (ii) achievement of domestic and international regulatory milestones, including the submission of filings required to advance products, services and technologies in clinical development and the achievement of approvals by regulatory authorities relating to the commercialization of products, services and technologies; (iii) the achievement of discovery, preclinical and clinical stage scientific objectives, discoveries or inventions for products, services and technologies under research and development; (iv) the entry into or completion of a phase of clinical development for any product, service or technology, such as the entry into or completion of phase 1, 2 and/or 3 clinical trials; (v) the consummation of debt or equity financing transactions, or acquisitions of business, technologies and assets; (vi) new product or service releases; (vii) the achievement of qualitative or quantitative performance measures set forth in operating plans approved by the Board from time to time; (viii) specified levels of product sales, net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment; (ix) improvement of financial ratings; (x) achievement of balance sheet or income statement objectives; (xi) total stockholder return; (xii) other comparable measures of financial and operational performance; and/ or (xiii) any other measure selected by the Board. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Board may specify that such performance measures shall be adjusted to exclude any one or more of: (i) extraordinary items; (ii) gains or losses on the dispositions of discontinued operations; (iii) the cumulative effects of changes in accounting principles; (iv) the writedown of any asset; (v) fluctuation in foreign currency exchange rates; (vi) charges for restructuring and rationalization programs; (vii) non-cash, mark-to-market adjustments on derivative instruments; (viii) amortization of purchased intangibles; (ix) the net impact of tax rate changes; (x) non-cash asset impairment charges; and (xi) any other factors as the Board may determine. Such performance measures: (x) may vary by Participant and may be different for different Awards; (y) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works; and (z) may cover such period as may be specified by the Board. The Board shall have the authority to make equitable adjustments to the performance goals in recognition of any changes in the Company’s capitalization, unusual or non-recurring events affecting the Company or the financial statements of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

(c) Adjustments. The Board may adjust the cash or number of shares payable pursuant to such Performance Award, and the Board may, at any time, waive the achievement of the applicable performance measures.

(d) Dividends; Dividend Equivalents. Notwithstanding its designation as a Performance Award, no Option or SAR shall provide for the payment or accrual of dividend equivalents in accordance with Sections 5(i) and 6(g), as applicable, any dividends declared and paid by the Company with respect to shares of Restricted Stock shall be subject to Section 7(c)(i), and any right to receive Dividend Equivalents on an award of RSUs and Other Stock-Based Awards shall be subject to Sections 7(d)(1) and 8(c), as applicable.

10.	Adjustments for Changes in Common Stock and Certain Other Events

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of shares available under the Plan and the number and class of shares that may be granted as Incentive Stock Options under the Plan, (ii) the share counting rules set forth in Section 4(a) (iii) the number, class, exercise, measurement or purchase price and any other per-share related provisions of shares subject of each outstanding Award, and (iv) any performance goals applicable to an Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is canceled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock.

(A) In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement, another agreement between the Company and the Participant or another Company plan):

(i) provide that Awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);

(ii) upon written notice to a Participant, provide that unvested Awards will be forfeited immediately prior to the consummation of such Reorganization Event and/or that unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice;

(iii) provide that Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event;

(iv) make or provide for a payment, in such form (which may include, without limitation, cash, cash equivalents and/or securities of the acquiring or succeeding corporation (or an affiliate thereof)) as may be determined by the Board, to Participants with respect to an Award held by a Participant equal in value to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of

(I) the amount of cash and/or value, as determined by the Board in its discretion, of any non-cash consideration per share of Common Stock to be received by holders of Common Stock as a result of the Reorganization Event (the “Acquisition Price”) over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, provided that any escrow, holdback, earn-out or similar provisions in the definitive agreement governing the Reorganization Event may, as determined by the Board, apply to such payment to the same extent and in the same manner as such provisions apply to holders of Common Stock, and provided further that if the Acquisition Price does not exceed the exercise price of such Award, then the Award shall be canceled without any payment of consideration therefor;

(v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings); and

(vi) any combination of the foregoing.

In taking any of the actions permitted under this Section 10(b)(2)(A), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(B) Notwithstanding the terms of Section 10(b)(2)(A)(i), in the case of outstanding RSUs that are subject to Section 409A: (i) if the applicable RSU agreement provides that the RSUs shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 10(b)(2)(A)(i) and the RSUs shall instead be settled in accordance with the terms of the applicable RSU agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 10(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A, and the acquiring or succeeding corporation does not assume or substitute the RSUs pursuant to clause (i) of Section 10(b)(2)(A), then the unvested RSUs shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

(C) For purposes of Section 10(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely Common Stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of Common Stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(D) The Board may impose a limitation on the ability of Participants holding Options and/or SARs to exercise their Awards for the minimum number of days prior to the closing of the Reorganization Event as is reasonably necessary to facilitate the orderly closing of the Reorganization Event. The Company shall provide reasonable notice to Participants of any such limitation on exercise.

(3) Consequences of a Reorganization Event on Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment, or provide for forfeiture of such Restricted Stock if issued at no cost. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

(c) Change in Control Events.

(1) Definitions.

(A) A “Change in Control” shall mean (unless otherwise provided in an applicable Award agreement) the consummation of any of the following events:

(i)

The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act) or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or

(ii)

A reorganization, merger, consolidation or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the Persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

(iii)	A complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company; or

(iv)

The Incumbent Directors cease to constitute a majority of the Board; “Incumbent Directors” means individuals who were members of the Board at the time the Plan was adopted by the Board or individuals whose election or nomination for election to the Board by the stockholders was approved by a vote of at least a majority of the then Incumbent Directors (but excluding any individual whose initial election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control for purposes of the Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

(B) “Cause” shall be defined as that term is defined in the Participant’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, unless otherwise provided in the applicable Award agreement: (i) the commission of any act by the Participant constituting financial dishonesty against the Company or its affiliates (which act would be chargeable as a crime under applicable law); (ii) the Participant’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment that would (a) materially adversely affect the business or the reputation of the

Company or any of its affiliates with their respective current or prospective customers, suppliers, lenders or other third parties with whom such entity does or might do business or (b) expose the Company or any of its affiliates to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the repeated failure by the Participant to follow the directives of the Chief Executive Officer of the Company or any of its affiliates or the Board; or (iv) any material misconduct, violation of the Company’s or affiliates’ policies, or willful and deliberate non-performance of duty by the Participant in connection with the business affairs of the Company or its affiliate.

(2) Consequences of a Change In Control on Awards.

(A) For Awards granted to non-employee directors, unless otherwise provided in the applicable Award agreement, upon a Change in Control all such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards shall lapse and become vested and non-forfeitable, and any specified performance goals with respect to outstanding Awards shall be deemed to be satisfied at target.

(B) For Awards granted to Participants other than non-employee directors, unless otherwise provided in the applicable Award agreement, either of the following provisions shall apply, depending on whether, and the extent to which, such Awards are assumed, converted or replaced by the resulting entity in a Change in Control:

(i)

to the extent such Awards are not assumed, converted or replaced by the resulting entity in the Change in Control, then upon the Change in Control such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Change in Control based upon the greater of (A) an assumed achievement of all relevant performance goals at the “target” level or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control and the Award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the Change in Control; and

(ii)

to the extent such Awards are assumed, converted or replaced by the resulting entity in the Change in Control, if, within two years after the date of the Change in Control, the Participant has a separation from service with the Company or the resulting entity either (1) by the Company other than for Cause or (2) by the Participant for “good reason” (as defined in the applicable Award agreement), then such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the separation from service based upon the greater of (A) an assumed achievement of all relevant performance goals at the “target” level or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control and the Award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the separation from service.

11.	General Provisions Applicable to Awards

(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by a Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A and Incentive Stock Options, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 11(a) shall be deemed to restrict a transfer to the Company.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment or service, authorized leave of absence or other change in the employment or other service status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights, or receive any benefits, under an Award. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.

(d) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined or approved by the Company); provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value (determined or approved by the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined or approved by the Company)) as the Company shall determine to be necessary to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(e) Amendment of Award. Except as otherwise provided in Section 5(g) and 6(e), the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 10.

(f) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(g) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

12.	Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be issued with respect to an Award until becoming the record holder of such shares.

(c) Clawback. In accepting an Award under the Plan, the Participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future, including without limitation Cue Biopharma, Inc.’s Dodd-Frank Compensation Recovery Policy adopted in accordance with stock exchange listing requirements (or any successor policy). The Participant agrees that in the event it is determined in accordance with any such policy that any Award granted under the Plan (including any dividends, Unvested Dividends or Dividend Equivalents paid with respect thereto), any shares of Common Stock issued upon exercise or settlement thereof (including securities or other property received therefor), or any other proceeds from the exercise or settlement of such Award or the sale of such shares of Common Stock or any other compensation subject to such policy must be forfeited or reimbursed to the Company, the Participant will promptly take any action necessary to effectuate such forfeiture and/or reimbursement as determined by the Company.

(d) Effective Date and Term of Plan. The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(e) Amendment of Plan. The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Awards that have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by the Exchange. No Awards shall be made after the expiration of the Plan. The applicable terms and conditions of the Plan, and any terms and conditions applicable to Awards granted prior to the expiration of the Plan shall survive the expiration of the Plan and continue to apply to such Awards. No amendment, suspension or termination of the Plan shall, without the consent of the Participant, materially impair rights or obligations under any Award theretofore awarded.

(f) Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(g) Compliance with Section 409A. If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant in connection with such Participant’s employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that to be bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A) (the “New Payment Date”), except as Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A but do not to satisfy the conditions of that section.

(h) Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument such individual executes in the capacity of a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(i) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION
CUE BIOPHARMA, INC.
40 GUEST ST.
BOSTON, MA 02135
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 31, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/CUE2026SM
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 31, 2026. Have your proxy card in hand when you call and then follow the instructions.
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
T00512-S38549
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY
CUE BIOPHARMA, INC.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, AND 3:
For Against Abstain
1. The approval of, in accordance with Nasdaq Listing Rules 5635(a), (c), and (d), the issuance of shares of common stock upon the exercise of certain warrants issued by the Company in May 2026 in connection with a licensing transaction and related private placement.
2. The approval of the Cue Biopharma, Inc. 2026 Stock Incentive Plan.
3. The approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, Proposal 1 and/or Proposal 2.
NOTE: The proxies are authorized to vote, in their discretion, upon such other business that may properly come before the Special Meeting or any adjournment thereof.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date
Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.
T00513-S38549
CUE BIOPHARMA, INC. SPECIAL MEETING OF STOCKHOLDERS
June 1, 2026 9:00 AM EDT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The stockholder(s) hereby appoint(s) Shao-Lee Lin, Sumita Ray, and Colin Sandercock, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CUE BIOPHARMA, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held virtually at 9:00 AM EDT, on June 1, 2026, at www.virtualshareholdermeeting.com/CUE2026SM, and any adjournment or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
Continued and to be signed on the reverse side